                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-1(c) or
                 Section 240.14a-12

                            PACIFIC GATEWAY PROPERTIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/ /        $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1) or Item
           22(a)(2) of Schedule 14A.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and O-11.
           1.   Title of each class of securities to which transaction
                applies:

           2.   Aggregate number of securities to which transaction applies:

           3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth maximum amount on which filing fee is calculated and state how it was determined):

           4.   Proposed maximum aggregate value of transaction:

           5.   Total fee paid:

/X/        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1.   Amount Previously Paid:
                ------------------------------------------------------------
           2.   Form/Schedule or Registration Statement No.:
                ------------------------------------------------------------
           3.   Filing Party:
                ------------------------------------------------------------
           4.   Date Filed:
                ------------------------------------------------------------

                        PACIFIC GATEWAY PROPERTIES, INC.
                        930 MONTGOMERY STREET, SUITE 400
                        SAN FRANCISCO, CALIFORNIA 94133

            -------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 24, 2000
            -------------------------------------------------------

TO THE STOCKHOLDERS OF PACIFIC GATEWAY PROPERTIES, INC.:

    A special meeting of stockholders of Pacific Gateway Properties, Inc. ("Pacific Gateway"), a Maryland corporation, will be held on August 24, 2000 at 10:00 a.m. (local time) at Pacific Gateway's corporate office at 930 Montgomery Street, Suite 400, San Francisco, California 94133 for the following purposes:

    1. To consider and vote upon a proposal to approve the merger of Pacific Gateway with PGP Acquisition, Inc., pursuant to the Agreement and Plan of Merger, dated as of June 15, 2000, among Pacific Gateway, PGP Acquisition, Inc. and Mission Orchard Statutory Trust, under which PGP Acquisition would be merged with and into Pacific Gateway and Pacific Gateway would survive as a wholly-owned subsidiary of Mission Orchard.

    2. To consider and vote upon a proposal to amend the articles of incorporation of Pacific Gateway to authorize the board of directors to waive, in connection with the merger, the prohibition on transfers of capital stock that would result in beneficial ownership of capital stock of Pacific Gateway by fewer than 100 persons.

    3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

    YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE MERGER AND THE AMENDMENT OF THE ARTICLES IN CONNECTION WITH THE MERGER ARE ADVISABLE AND IN THE BEST INTERESTS OF THE STOCKHOLDERS OF PACIFIC GATEWAY, AND RECOMMENDS THAT YOU VOTE TO APPROVE THE MERGER AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, AND THAT YOU VOTE TO APPROVE THE AMENDMENT OF THE ARTICLES. The merger, the merger agreement and the proposed amendment to the articles are more fully described in the accompanying proxy statement. The amendment of the articles is conditioned upon approval of the merger. If all conditions to the merger are satisfied, the board anticipates that the amendment to the articles would be effective immediately before consummation of the merger.

    Stockholders of record on the close of business on July 28, 2000 are entitled to notice of and to vote at the special meeting and any adjournment or postponement of the meeting.

    YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. ANY EXECUTED BUT UNMARKED PROXY CARD WILL BE VOTED FOR APPROVAL OF THE MERGER AND FOR THE AMENDMENT OF THE ARTICLES IN CONNECTION WITH THE MERGER. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING.

                                        By Order of the Board of Directors,

                                        [LOGO]

                                        Stephen J. LoPresti
                                        SECRETARY

July 31, 2000
San Francisco, California

                        PACIFIC GATEWAY PROPERTIES, INC.
                        930 MONTGOMERY STREET, SUITE 400
                        SAN FRANCISCO, CALIFORNIA 94133

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This proxy statement is being furnished by the board of directors of Pacific Gateway Properties, Inc., a Maryland corporation, to the holders of outstanding shares of common stock and Series 1 Preferred Stock of Pacific Gateway in connection with the proposed merger of PGP Acquisition, Inc. with and into Pacific Gateway pursuant to an Agreement and Plan of Merger, dated as of June 15, 2000, among Pacific Gateway, PGP Acquisition and Mission Orchard Statutory Trust, a copy of which is attached hereto as Annex I. As a result of the merger, Pacific Gateway will become a wholly-owned subsidiary of Mission Orchard and each issued and outstanding share of common and preferred stock of Pacific Gateway (other than shares held in Pacific Gateway's treasury) will be converted into the right to receive a cash payment immediately following closing of $12.60 per share and a potential additional cash payment following completion of a reconciliation between the pro forma closing date balance sheet and the actual closing date balance sheet. The amount of any additional cash payment will be based upon the balance sheet reconciliation, transaction expenses (which generally will be reflected in the balance sheet reconciliation) and any unanticipated casualty losses.

    This proxy statement accompanies a Notice of Special Meeting of Stockholders of Pacific Gateway to be held on August 24, 2000, at which time Pacific Gateway's stockholders will be asked to consider and vote upon a proposal to approve the merger pursuant to the merger agreement and a proposal to amend the articles of incorporation of Pacific Gateway in connection with the merger, and to transact such other business as may properly come before the meeting.

    THE BOARD OF DIRECTORS OF PACIFIC GATEWAY HAS UNANIMOUSLY DETERMINED THAT THE MERGER AND THE AMENDMENT OF THE ARTICLES IN CONNECTION WITH THE MERGER ARE ADVISABLE AND IN THE BEST INTERESTS OF THE STOCKHOLDERS OF PACIFIC GATEWAY, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE MERGER AND THE AMENDMENT OF THE ARTICLES OF INCORPORATION. The amendment of the articles is conditioned upon approval of merger.

    This proxy statement is first being mailed to stockholders on or about August 1, 2000.

                  This proxy statement is dated July 31, 2000.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Summary.....................................................         1
Risk Factors................................................         4
Cautionary Statement Concerning Forward-Looking
  Information...............................................         4
The Special Meeting.........................................         4
The Merger..................................................         7
  General...................................................         7
  Background of the Merger..................................         7
  Opinion of Financial Advisor..............................        11
  Interests of Certain Persons in the Merger................        15
  Federal Income Tax Consequences of the Merger.............        16
  Delisting and Deregistration of Pacific Gateway Common
    Stock...................................................        17
  Accounting Treatment......................................        17
  Regulatory Matters........................................        17
  Financing.................................................        17
The Merger Agreement........................................        17
  Structure of the Merger...................................        17
  Treatment of Options......................................        18
  Cash Merger Consideration, Reconciliation and
    Adjustment..............................................        18
  Representations and Warranties............................        19
  Conduct of Business Before the Merger.....................        19
  No Solicitation...........................................        20
  Conditions to the Merger..................................        22
  Termination of the Merger Agreement.......................        23
  Termination Fees..........................................        23
  Amendment.................................................        24
Amendment of the Articles...................................        24
  Introduction..............................................        24
  Proposed Amendment to Articles of Incorporation...........        24
  Purpose of the Proposed Amendment.........................        24
Principal Stockholders and Stock Ownership of Management....        25
Appraisal Rights and Maryland Control Share Provisions......        27
Stockholder Proposals.......................................        28
Where You Can Find More Information.........................        28
Annex I--Agreement and Plan of Merger.......................       I-1
Annex II--Section 3-202 of the General Corporation Law of
  the State of Maryland.....................................      II-1
Annex III--Opinion of Prudential Securities Incorporated....     III-1

                                    SUMMARY

    THIS IS A SUMMARY AND IT DOES NOT CONTAIN ALL THE INFORMATION THAT MAY BE IMPORTANT TO YOU. EVEN THOUGH WE HAVE HIGHLIGHTED WHAT WE BELIEVE IS THE MOST IMPORTANT INFORMATION, WE ENCOURAGE YOU TO READ THE ENTIRE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF THE PROPOSED MERGER. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 28.

    - THE COMPANIES.

    Pacific Gateway owns and manages a total of 22 office buildings in the San Francisco Bay Area, Arizona and Florida. The address of Pacific Gateway's corporate offices is 930 Montgomery Street, Suite 400, San Francisco, California 94133 and its telephone number is (415) 398-4800.

    PGP Acquisition is a wholly owned subsidiary of Mission Orchard, which is an affiliate of Integrated Capital Associates, Inc. PGP Acquisition and Mission Orchard are entities organized for the purpose of acquiring Pacific Gateway and have not otherwise conducted any business operations. Integrated Capital is an investment firm specializing in mergers and acquisitions and provides equity investments and investment advisory services. Since 1983, Integrated Capital or its predecessors have invested in and participated in a wide variety of sizeable merger and acquisition transactions. PGP Acquisition's address is 555 California Street, Suite 2000, San Francisco, California 94104 and its telephone number is
(415) 616-1100. Mission Orchard's address is c/o First Union National Bank, as trustee, 10 State House Square, Hartford, Connecticut 06103 and its telephone number is (860) 692-7216.

    - MERGER AGREEMENT.  (see page 17)

    GENERAL. Pacific Gateway has entered into a merger agreement with PGP Acquisition and Mission Orchard, dated as of June 15, 2000. The rights and obligations of all parties under the merger agreement are governed by the exact language of the merger agreement, not the description in this proxy statement. A copy of the merger agreement is included in the proxy statement as Annex I.

    MERGER CONSIDERATION. PGP Acquisition will merge with Pacific Gateway, after which Pacific Gateway will be the surviving corporation and will be wholly owned by Mission Orchard. As a result of the merger, holders of common and preferred stock of Pacific Gateway will be entitled to receive an initial cash payment of $12.60 per share following the closing, and a potential additional cash payment following a reconciliation between the pro forma closing date balance sheet and the actual closing date balance sheet and possible adjustments relating to the balance sheet reconciliation, transaction expenses (which generally will be reflected in the balance sheet adjustments) and any unanticipated casualty losses. (see page 18)

    OPINION OF FINANCIAL ADVISOR. In deciding to approve the proposed merger, the Pacific Gateway board considered the opinion of Prudential Securities Incorporated that, as of the date of the opinion, the merger consideration provided for in the merger agreement was fair to Pacific Gateway stockholders from a financial point of view. The opinion is subject to the qualifications and limitations referred to in its text. We attach a copy of the Prudential Securities opinion as Annex III and encourage you to read it carefully. PRUDENTIAL SECURITIES' OPINION IS DIRECTED TO THE PACIFIC GATEWAY BOARD OF DIRECTORS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO ANY MATTER RELATING TO THE MERGER. (see page 10)

    CONDITIONS TO THE MERGER. Completion of the merger is subject to certain conditions, including:

    - the approval of the merger by Pacific Gateway's stockholders;

    - the absence of any order or legal restraint of any court or governmental entity prohibiting the merger;

    - the continued accuracy of each party's representations and warranties and the fulfillment of each party's agreements contained in the merger agreement;

    - the receipt of all consents required under Pacific Gateway's material contracts and consents from Pacific Gateway's lenders and other third parties that may be required in connection with any sale by Mission Orchard of certain Pacific Gateway assets;

    - the receipt and delivery to Mission Orchard or its designee of the tenant estoppels required by the merger agreement; and

    - the absence of liens or encumbrances on Pacific Gateway's assets other than certain tax liens, certain liens on leased personal property, certain title exceptions and certain mortgage liens. (see page 22)

    TERMINATION. All of the parties may mutually agree to terminate the merger agreement at any time without completing the merger. Under certain conditions enumerated in the merger agreement, either party may terminate the merger agreement. (see page 23)

    TERMINATION FEES AND EXPENSES. Under circumstances enumerated in the merger agreement, either party may be obligated to pay the other party liquidated damages in connection with a termination of the merger agreement. (see page 23)

    NO SOLICITATION. The merger agreement prohibits Pacific Gateway from soliciting, initiating or encouraging any acquisition proposal for the shares or assets of Pacific Gateway or providing information to, describing or negotiating with any person or group concerning any acquisition proposal unless it receives an unsolicited acquisition proposal from a third party and follows the procedures defined in the merger agreement in addressing such a proposal. (see page 20)

    - FINANCIAL ABILITY. Mission Orchard has demonstrated to Pacific Gateway's satisfaction that it has commitments for the financial resources to pay cash for the aggregate merger consideration. (see page 17)

    - SPECIAL MEETING. The special meeting of Pacific Gateway stockholders is scheduled to be held at 10:00 a.m. local time, on August 24, 2000, at Pacific Gateway's corporate offices at 930 Montgomery Street, Suite 400, San Francisco, California 94133. (see page 4)

    RECORD DATE; VOTING POWER. The board of directors has fixed the close of business on July 28, 2000 as the record date to determine holders of shares of common and preferred stock entitled to notice of and to vote at the special meeting. As of the record date, there were 3,933,563 shares of Pacific Gateway common stock, and 300,000 shares of preferred stock, issued and outstanding.

    VOTING SECURITIES AND VOTES REQUIRED. The merger and the amendment of the articles require the approval of holders of two-thirds of the shares of common and preferred stock outstanding on the record date. Holders of Pacific Gateway's preferred stock are entitled to vote, together as a single class with holders of Pacific Gateway's common stock, on the merger and the amendment of the articles. On the record date, Pacific Gateway directors and executive officers beneficially owned 2,089,628 shares of Pacific Gateway common stock.

    - PAYMENT INSTRUCTIONS. You will be receiving instructions, if the merger is completed, on how to surrender your shares for payment. (see page 6)

    - TREATMENT OF OPTIONS. When the merger occurs, each outstanding option to purchase Pacific Gateway common stock will be canceled in exchange for cash equal to the difference between the cash merger consideration and the exercise price per share of that stock option. (see page 18)

    - REGULATORY MATTERS. None of Pacific Gateway, Mission Orchard or PGP Acquisition is required to make filings with or obtain approvals from regulatory authorities in connection with the merger, other than the filing of articles of merger with the State Department of Assessments and Taxation of Maryland. (see page 17)

    - APPRAISAL RIGHTS. Because Pacific Gateway common stock is listed on the American Stock Exchange, holders of these shares will not have appraisal rights under Maryland law. (see page 27)

    - FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. The receipt of cash pursuant to the merger agreement will be a taxable transaction for federal income tax purposes. See "The Merger--Certain Federal Income Tax Consequences of the Merger." STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICABILITY AND THE EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS. (see page 16)

    - AMENDMENT OF ARTICLES OF INCORPORATION. Pacific Gateway's articles of incorporation prohibit transfers and other dispositions of shares of Pacific Gateway capital stock if such a transfer or disposition would result in shares of Pacific Gateway capital stock being owned by fewer than 100 persons. The merger will result in all of the outstanding shares of capital stock of Pacific Gateway being held by PGP Acquisition. Amendment of Pacific Gateway's articles of incorporation to authorize the board of directors to waive in connection with the merger the requirement relating to 100 holders will facilitate the merger. The amendment of the articles is conditioned upon approval of the merger by Pacific Gateway stockholders and, if approved by the stockholders, would be effective immediately before consummation of the merger if all conditions to the merger are satisfied. (see page 24)

                                  RISK FACTORS

    You should consider the following risk factors, together with the other information included and incorporated by reference in this proxy statement, in deciding whether to approve the merger and the amendment of articles in connection with the merger.

    IF THE MERGER FAILS TO OCCUR, PACIFIC GATEWAY WILL NOT BENEFIT FROM FUNDS AND OTHER RESOURCES PACIFIC GATEWAY HAS EXPENDED IN PURSUIT OF THE MERGER AND MAY BE REQUIRED TO PAY CERTAIN LIQUIDATED DAMAGES. The merger is subject to a number of conditions, the satisfaction of which are beyond Pacific Gateway's control. These include the following:

    - Pacific Gateway stockholders must approve the merger and the amendment of the articles in connection with the merger;

    - Pacific Gateway must receive all required consents from third parties and the requisite tenant estoppels; and

    - there must be no judicial or legal order preventing the merger.

    If the merger is not completed, Pacific Gateway will have incurred substantial expense for which it will receive no ultimate benefit. The obligation to pay these amounts could materially and adversely affect Pacific Gateway's financial condition and operating results, and Pacific Gateway's ability to engage in another transaction. Additionally, if the merger is not completed, the market price of Pacific Gateway's stock could decline.

    THE OPINION OF PRUDENTIAL SECURITIES INCORPORATED ("PRUDENTIAL" OR "PRUDENTIAL SECURITIES") DOES NOT ADDRESS CHANGES IN THE VALUE OF PACIFIC GATEWAY COMMON STOCK SINCE THE DATE OF THEIR OPINION. When the merger is completed, each share of common stock and preferred stock will be converted into the right to receive the cash payments described in the merger agreement. The merger agreement does not contain any provision that would adjust this price based upon fluctuations in the share price of Pacific Gateway common stock between June 15, 2000 and the closing of the merger.

    COMMON STOCKHOLDERS WILL NOT HAVE APPRAISAL RIGHTS IN THE MERGER. Because Pacific Gateway common stock is listed on the American Stock Exchange, holders of common stock who object to the merger and the merger consideration do not have a right to demand different payment for their shares of stock or to petition a court of equity for an appraisal to determine the fair value of their shares of stock.

          CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

    Pacific Gateway makes forward-looking statements in this proxy statement. Forward-looking statements include expectations concerning matters that are not historical facts. Words such as "believes," "will," "anticipates," "estimates," "projects," "plans," "intends," "potential," "should," "could" or similar expressions indicate forward-looking statements. Some of the factors that could cause actual results to differ from these expectations are discussed in the preceding "Risk Factors" section.

    Except for Pacific Gateway's ongoing obligation to disclose material information as required by the federal securities laws, Pacific Gateway does not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

                              THE SPECIAL MEETING

    GENERAL; DATE, TIME AND PLACE. Pacific Gateway's board of directors is sending this proxy statement to Pacific Gateway common and preferred stockholders in connection with the board's solicitation of proxies for use at the special meeting of Pacific Gateway stockholders to be held on

August 24, 2000 at 10:00 a.m. local time at Pacific Gateway's corporate offices at 930 Montgomery Street, Suite 400, San Francisco, California 94133.

    MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING. At the special meeting, Pacific Gateway stockholders will be asked to approve the merger pursuant to the merger agreement and the amendment of the Pacific Gateway articles of incorporation in connection with the merger, and to transact such other business that properly comes before the special meeting or any postponement or adjournment of the special meeting.

    RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE. Only Pacific Gateway stockholders of record at the close of business on July 28, 2000 (the "Record Date") are entitled to notice of and to vote at the special meeting. As of the close of business on the Record Date, there were 3,933,536 shares of Pacific Gateway common stock outstanding, which were held by approximately 950 record holders, and 300,000 shares of Pacific Gateway preferred stock outstanding, held by one record holder. Each holder of common stock, and each holder of preferred stock, is entitled to one vote for each share held on the Record Date.

    REQUIRED VOTE. Under Maryland law and Pacific Gateway's articles of incorporation, the affirmative vote of two-thirds of the issued and outstanding shares of common and preferred stock, voting as a single class, is required to approve the merger pursuant to the merger agreement and to approve the proposed amendment of the articles in connection with the merger. Only holders of record of shares of Pacific Gateway common stock and preferred stock at the close of business on the Record Date are entitled to notice of and to vote at the special meeting. At the Record Date there were 4,233,536 total common and preferred shares outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly come before the special meeting.

    Abstentions and broker non-votes are not affirmative votes and will have the same effect as votes against approval of the merger and approval of the amendment of the articles.

    As of the Record Date, Pacific Gateway directors and executive officers and their affiliates, who hold in the aggregate 2,089,628 shares of common stock, representing approximately 49.4% of the total shares outstanding and entitled to vote at the special meeting, have indicated that they intend to vote for the merger agreement and the merger and for the amendment of the articles in connection with the merger. In addition, GEM Value Fund/PGP LLC, which owns shares of Pacific Gateway common and preferred stock, representing approximately 9.5% of the outstanding shares entitled to vote at the special meeting, has advised Pacific Gateway that it intends to vote for the merger agreement and the merger and for the amendment of the articles in connection with the merger. Accordingly, holders of approximately 58.9% of the total shares of Pacific Gateway have indicated that they intend to vote in favor of the merger and for the amendment of the articles in connection with the merger. See "Principal Stockholders and Stock Ownership of Management" for more information regarding the security ownership of certain beneficial owners and management.

    VOTING, REVOCATION AND SOLICITATION OF PROXIES. The proxy for the special meeting is solicited on behalf of Pacific Gateway's board of directors. Stockholders are requested to complete, date and sign the enclosed proxy and promptly return it in the accompanying envelope or otherwise mail it to Pacific Gateway. All properly executed proxies received by Pacific Gateway before the special meeting that are not revoked will be voted at the special meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the merger and the merger agreement and for the amendment of the articles in connection with the merger. IF YOU DO NOT RETURN A SIGNED PROXY CARD OR VOTE YOUR SHARES OF STOCK AT THE SPECIAL MEETING, YOUR SHARES OF STOCK WILL NOT BE VOTED AND THUS WILL HAVE THE EFFECT OF A VOTE AGAINST THE MERGER AND THE AMENDMENT OF THE ARTICLES.

    STOCKHOLDERS ARE URGED TO MARK THE BOX ON THE PROXY CARD TO INDICATE HOW THEIR SHARES ARE TO BE VOTED. IF A SIGNED PROXY CARD IS RETURNED WITH NO INDICATION OF HOW THE SHARES ARE TO BE VOTED, THE

SHARES REPRESENTED BY THE PROXY CARD WILL BE VOTED "FOR" THE MERGER AND THE AMENDMENT OF THE ARTICLES AND MAY ALSO BE VOTED TO ADJOURN THE MEETING. The proxy card also confers discretionary authority on the individuals appointed by the board of directors and named on the proxy card to vote the shares represented by the proxy card on any other matter that is properly presented for action at the special meeting.

    A stockholder that has given a proxy may revoke it at any time before it is exercised at the special meeting by doing any of the following:

    - delivering to the Secretary of Pacific Gateway a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked;

    - signing and delivering a proxy relating to the same shares and bearing a later date than the date of the previous proxy, before the vote at the special meeting; or

    - attending the special meeting and voting in person.

    If your broker previously voted your proxy on your behalf, any revocation of that proxy must be done through your broker in writing to the Secretary of Pacific Gateway prior to the special meeting.

    In addition to this mailing, Pacific Gateway employees may solicit proxies personally, electronically or by telephone. Pacific Gateway does not intend to engage any third parties to assist with proxy solicitation.

    OTHER MATTERS TO BE CONSIDERED. We are not aware of any business or matter other than the proposal to approve the merger and the proposal to amend the articles of incorporation of Pacific Gateway in connection with the merger. If, however, any matter properly comes before the special meeting, the proxy holders will vote on these matters in their discretion.

    EFFECTIVE TIME OF THE MERGER. The merger will occur at the time of the filing of the articles of merger with, and acceptance for record of the articles of merger by, the State Department of Assessments and Taxation of Maryland, or at a later time specified in the articles of merger, not to exceed 30 days after the articles of merger are accepted for record by the State Department of Assessments and Taxation of Maryland.

    EFFECTIVE TIME OF ARTICLES AMENDMENT. The amendment of the articles is conditioned upon approval of the merger by the stockholders of Pacific Gateway and, if approved by the stockholders, would be effective immediately before consummation of the merger if all conditions to the merger are satisfied.

    PAYMENT FOR SHARES. Promptly after the merger occurs, the exchange agent will mail to each record holder of an outstanding certificate representing common stock and preferred stock immediately prior to the effective time a letter of transmittal and instructions for use in effecting the surrender of certificates in exchange for the merger consideration. All certificates so surrendered will be cancelled. Upon surrender to the exchange agent of a certificate, together with a duly executed letter of transmittal, with any required signature guarantees and any other documents as may be reasonably required by the exchange agent, the holder of the certificate will be entitled to receive the merger consideration described in this proxy statement. Any cash held by the exchange agent that remains unclaimed by stockholders for six months after the effective time of the merger will be returned to Mission Orchard, upon demand and thereafter stockholders may look, subject to applicable abandoned property, escheat and other similar laws, only to Mission Orchard for payment thereof.

    Signatures on letters of transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" (as defined in Rule 17A-15 under the Exchange Act of 1934) (each of the foregoing constituting an "Eligible Institution"), unless the shares delivered with the letter of transmittal are delivered (i) by a registered holder of shares who has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the letter of transmittal or
(ii) for the account of an Eligible Institution. If the certificates representing shares are registered in the name of a person other than the signer of the letter of transmittal or if payment is to be made to a person other than the registered holder, then the certificates representing shares must be endorsed or accompanied by appropriate stock powers, in each case signed exactly as the name or names of the registered holder or holders appear on the certificates, with the signatures on the certificates or stock powers guaranteed as described above and as provided in the letter of transmittal.

    To facilitate delivery of shares held in book-entry, the exchange agent will establish an account with respect to the shares at The Depository Trust Company (the "Book-Entry Transfer Facility") for purposes of the merger. Any financial institution that is a participant in any of the Book-Entry Transfer Facilities' systems may make book-entry delivery of shares by causing the Book-Entry Transfer Facility to transfer such shares into the exchange agent's account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedure for such transfer.

    THE METHOD OF DELIVERY OF CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF DELIVERY IS MADE BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    BACKUP FEDERAL INCOME TAX WITHHOLDING. To prevent backup federal income tax withholding of 31% of the aggregate merger consideration payable to a stockholder, the stockholder must provide the exchange agent with his correct taxpayer identification number and certify that he is not subject to backup federal income tax withholding by completing the substitute Form W-9 included in the letter of transmittal.

                                   THE MERGER

GENERAL

    Each of the boards of directors of Pacific Gateway and PGP Acquisition, and the beneficiary of the Mission Orchard, have approved the merger agreement, which provides for the merger of PGP Acquisition into Pacific Gateway. As a result of the merger, holders of shares of Pacific Gateway common stock and holders of Pacific Gateway preferred stock will receive for their shares an initial cash payment of $12.60 per share following the closing, and a potential additional cash payment following a reconciliation between the pro forma closing date balance sheet and the actual closing date balance sheet. The amount of any additional cash payment will be based upon the balance sheet reconciliation, transaction expenses (which generally will be reflected in the balance sheet reconciliation) and any unanticipated casualty losses.

BACKGROUND OF THE MERGER

    Over the years, Pacific Gateway's business objective has been to maximize net cash flow and achieve growth through appreciation of asset values. Pacific Gateway's business plan has been to assemble a substantial portfolio of income producing properties, historically focusing its property acquisitions in the northern California, Arizona, Florida and Massachusetts markets. More recently, Pacific Gateway has pursued a strategic plan of focusing on real estate investments on the West Coast with a specific emphasis on the San Francisco Bay Area. With a view toward maximizing stockholder value, Pacific Gateway regularly has examined each asset in its portfolio and has considered acquisition and disposition opportunities, based on property performance and other business considerations. Pacific Gateway also has considered from time to time other strategic alternatives involving Pacific Gateway as a whole or substantially all of its assets.

    At the request of the board of directors, Raymond Marino, Pacific Gateway's President and Chief Executive Officer, interviewed during 1998 a number of investment bankers to discuss their qualifications and interest in assisting the board in a strategic review process and in evaluating potential actions to maximize stockholder value. Meetings between Mr. Marino and various investment bankers occurred throughout 1998 and into 1999. In late 1998, representatives of Prudential Securities met with Mr. Marino and Richard Osborne, Chairman of the Board and significant stockholder of Pacific Gateway, to discuss strategic alternatives. In early 1999, a representative of Prudential Securities toured Pacific Gateway's California properties.

    In February 1999, representatives of Prudential Securities presented their analysis of strategic alternatives to the Pacific Gateway board at a regularly scheduled board meeting. Discussions between Pacific Gateway management and Prudential Securities continued through 1999, and additional property visits were conducted in June 1999. Also in June 1999, Prudential Securities presented to Pacific Gateway management an analysis of sale and merger opportunities.

    Based on Prudential Securities' knowledge of Pacific Gateway and the Pacific Gateway real estate portfolio, its general knowledge of the office building real estate sector and its experience in real estate-related mergers and acquisitions generally, the board of directors in July 1999 authorized Mr. Marino to negotiate the terms under which Prudential Securities would be engaged to explore strategic options, including a possible sale or merger. On August 30, 1999, Pacific Gateway retained Prudential Securities.

    Beginning in early September, Prudential began preparing informational materials relating to Pacific Gateway. At a regularly scheduled board meeting on October 11, 1999, the board reviewed the status of the Prudential engagement. On October 13, 1999, Pacific Gateway announced that Prudential had been assisting the board in evaluating various strategic alternatives and that, following a lengthy review process, the board had determined it would be in the best interests of Pacific Gateway's stockholders to pursue a possible sale or merger. In the same press release, Pacific Gateway announced the successful disposition of its interest in a mixed-use property known as the Rincon Center and the related elimination of all contingent liabilities associated with Pacific Gateway's role as general partner of the related partnership. The closing price of Pacific Gateway common shares on the American Stock Exchange on the day preceding the October 13, 1999 announcement was $8.625 per share.

    During the last quarter of 1999, at the request of Pacific Gateway, Prudential began contacting prospective strategic and financial partners. Prudential contacted a total of ninety-two (92) prospective buyers (including Integrated Capital Associates, Inc., an affiliate of Mission Orchard). Fourteen of the prospective buyers were public companies in the real estate sector, twenty-eight were private real estate companies, and fifty were financial buyers or opportunity funds. Fifty-four confidentiality agreements were executed.

    During the last quarter of 1999, management and representatives of Prudential met with a number of the contacted parties who expressed potential interest in pursuing various types of transactions.

    Eleven interested parties submitted non-binding preliminary indications of interest for a variety of proposed transactions. These interested parties were invited to conduct due diligence reviews, including meetings with Pacific Gateway management, review of additional non-public information and tours of Pacific Gateway's properties.

    On November 3, 1999, Integrated Capital met with senior management. During late 1999, management and representatives of Prudential and Pacific Gateway management also met with other companies who had given preliminary indications of interest in pursuing various types of transactions.

    As a result of these efforts, eight proposals were received from interested parties, including Integrated Capital. Information relating to the details of the proposals was circulated to each of Pacific Gateway's board members. Of the eight proposals, six involved purchasing all outstanding Pacific Gateway stock, and two involved a purchase of assets from Pacific Gateway.

    During a conference call on November 5, 1999, and at a board meeting on December 20, 1999, management and Prudential Securities provided to the board of directors a status report of efforts with respect to the possible sale or merger of Pacific Gateway.

    At the December 20, 1999, board meeting, Prudential presented for discussion the business terms of the proposals and reviewed its financial analyses relating to the proposals. All of Pacific Gateway's directors were present. A representative of GEM Value Fund, a significant stockholder of Pacific Gateway, also was in attendance at the board meeting. In reviewing and considering the various proposals, the board, Prudential, management and a representative of GEM Value Fund discussed the potential benefits and risks of each of the proposals. In evaluating the proposals, the board specifically considered which alternatives maximized value for Pacific Gateway stockholders. The board also took into account the structure of each proposed transaction and whether sufficient funds or adequate financing to effect an acquisition of Pacific Gateway had been demonstrated. The board noted that several bidders had not identified their source of financing. At the conclusion of the December 20, 1999, meeting, the board instructed Prudential to seek improved proposals from each of the potential acquirors.

    In January 2000, representatives of a number of the potential acquirors conducted further due diligence. During this time period, there were a number of telephone calls among representatives of Integrated Capital, Pacific Gateway and Prudential to review various due diligence items and to discuss terms of a potential transaction.

    On January 7 and January 21, 2000, senior management of Pacific Gateway and representatives of Prudential reported by telephone conference call with certain board members on the status of their efforts, including reviewing the various non-binding proposals submitted to Pacific Gateway and reporting that there was serious interest being expressed by Integrated Capital. Management also kept GEM Value Fund apprised of the developments.

    On January 28, 2000, Prudential and management circulated to the board members information concerning the second round of proposals. Again, eight proposals were submitted; five contemplated stock purchases and three contemplated asset purchases. The source of financing was not specified for several of the proposals. The offering price per share ranged from $9.91 to $12.95. During a telephone conference call among management and certain board members on January 28, 2000, Prudential Securities discussed the second round of proposals and its financial analysis. Again, the potential benefits and risks of each of the proposals were reviewed in detail, with a view toward maximizing stockholder value.

    The board concluded that, of all proposals for which the proponent was considered to have sufficient funds or adequate financing, the Integrated Capital proposal appeared to afford Pacific Gateway stockholders the highest value for their shares. Accordingly, the board authorized Pacific Gateway management to pursue, subject to final board approval, a potential transaction with Integrated Capital, including negotiation of a definitive agreement. A letter from Integrated Capital Associates, dated January 31, 2000, set forth Integrated Capital's further revised proposal, which provided for cash consideration of $12.95 per share, subject to adjustments. Integrated Capital's proposal contemplated additional detailed property-level due diligence (to be completed in forty-five days) and incorporated an adjustment to the merger consideration depending on certain assumptions relating to Pacific Gateway's balance sheet at closing.

    During February and March 2000, legal counsel for Pacific Gateway and Integrated Capital discussed the terms and conditions of a definitive merger agreement. During this period, Integrated Capital conducted detailed property-level due diligence.

    On March 8, 2000, the board of directors met to discuss the status of the possible sale or merger of Pacific Gateway. At the board meeting, senior management and Pacific Gateway's legal advisors and Prudential Securities discussed the status of negotiations with Integrated Capital, and the principal terms and conditions of the draft definitive merger agreement. A representative of GEM Value Fund also attended the March 8, 2000, board meeting.

    On March 8, 2000, Integrated Capital informed Prudential Securities and
Mr. Marino that it was reducing its proposed merger consideration to $12.16 per share as a result of concerns relating to its due diligence investigation. On March 10, 2000, certain board members met by conference telephone call with Prudential and senior management. Mr. Marino and Prudential were directed to continue discussions with Integrated Capital, with the objective of restructuring Integrated Capital's proposal to yield additional merger consideration.

    Discussions between Mr. Marino, Prudential and Integrated Capital continued through April and May 2000. During this time period, Prudential continued to contact other prospective buyers, as appropriate.

    In early June 2000, Integrated Capital revised its proposal, offering cash merger consideration for all outstanding shares of Pacific Gateway stock of $12.50 per share, subject to certain adjustments based on Pacific Gateway's balance sheet as of the closing date and certain Pacific Gateway expenses relating to the merger transaction.

    After a detailed review of financial information relating to Pacific Gateway, Integrated Capital agreed to cash merger consideration consisting of $12.60 per share to be paid following the consummation of the merger, and a potential additional cash payment following a reconciliation between the pro forma closing date balance sheet and the actual closing date balance sheet, with the amount of any additional cash payment to be based on the balance sheet reconciliation, transaction expenses (which generally will be reflected in the balance sheet reconciliation) and any unanticipated casualty losses. Based on Integrated Capital's revised proposal, negotiation of a definitive merger agreement resumed.

    On June 13, 2000, the board of directors of Pacific Gateway held a meeting to consider the merger and the merger agreement. A representative of GEM Value Fund attended the meeting. At the meeting, the board of directors reviewed the terms of the merger agreement with its legal counsel and representatives of Prudential. The board of directors of Pacific Gateway heard presentations by management and its legal counsel with respect to the terms of the merger and the merger agreement, and Mr. Marino advised the board of directors that the negotiations for the merger agreement were substantially complete. The board of directors also heard a presentation by representatives of Prudential with respect to the financial terms of the merger and Prudential's valuation analysis. The board of directors, with the participation of the representatives of Prudential, reviewed again the alternatives for Pacific Gateway.

    At the conclusion of the presentation, representatives of Prudential delivered Prudential's oral opinion that, as of June 13, 2000, and based upon the procedures followed, matters considered, assumptions made and limitations of the review undertaken in connection with such opinion, the merger consideration to be paid to the stockholders of Pacific Gateway common stock pursuant to the merger was fair to such stockholders from a financial point of view. Prudential subsequently delivered a written opinion dated June 13, 2000, to the same effect.

    Based upon such discussion, presentations and opinion, the board of directors of Pacific Gateway unanimously approved and determined the merger to be advisable and further determined that the terms of the merger were fair to, and in the best interests of, the stockholders of Pacific Gateway and unanimously recommended that stockholders of Pacific Gateway vote to approve the merger agreement and the merger.

    The merger agreement was executed late in the evening on June 15, 2000. Early on June 16, 2000, Pacific Gateway announced the signing of the merger agreement.

OPINION OF FINANCIAL ADVISOR

    Pacific Gateway retained Prudential Securities to act as financial adviser to Pacific Gateway for the purpose of evaluating the fairness, from a financial point of view, of the cash consideration to be received by Pacific Gateway's stockholders pursuant to the merger. Pacific Gateway's board selected Prudential Securities to act as its financial advisor based on Prudential's qualifications, expertise and reputation and its knowledge of the business and affairs of Pacific Gateway.

    On June 13, 2000, Prudential Securities delivered its oral opinion to the board of directors of Pacific Gateway, which opinion was confirmed in writing as of such date, to the effect that, as of such date, the cash consideration to be received by the holders of Pacific Gateway's common stock was fair, from a financial point of view, to such holders. Prudential Securities presented the financial analysis underlying its oral opinion at a meeting of the board of directors of Pacific Gateway on June 13, 2000.

    In requesting the Prudential Securities opinion, the Pacific Gateway board of directors did not give any special instructions to Prudential Securities or impose any limitation upon the scope of the investigation that Prudential Securities used to deliver the Prudential Securities opinion. A copy of the Prudential Securities opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached to this proxy statement as Annex III and is incorporated herein by reference. The summary of the Prudential Securities opinion set forth below is qualified in its entirety by reference to the full text of the Prudential Securities opinion. PACIFIC GATEWAY STOCKHOLDERS ARE URGED TO READ THE PRUDENTIAL SECURITIES OPINION IN ITS ENTIRETY.

    THE PRUDENTIAL SECURITIES OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE CASH CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF PACIFIC GATEWAY COMMON STOCK, FROM A FINANCIAL POINT OF VIEW. IT DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE MEETING OR AS TO ANY OTHER ACTION SUCH STOCKHOLDER SHOULD TAKE REGARDING THE MERGER.

    In conducting its analysis and arriving at the Prudential Securities opinion, Prudential Securities reviewed such information and considered such financial data and other factors as Prudential Securities deemed relevant under the circumstances, including the following:

    - a draft, dated June 13, 2000, of the merger agreement;

    - certain publicly-available historical financial and operating data for Pacific Gateway, including, but not limited to:

     - Pacific Gateway's Annual Report on Form 10-K for the fiscal years ended December 31, 1999 and 1998;

     - Pacific Gateway's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000;

    - certain information relating to Pacific Gateway, including projected balance sheets, income statements and statements of cash flows for the fiscal years ending December 31, 2000 and 2001, prepared by management of Pacific Gateway;

    - historical stock prices and trading volumes for Pacific Gateway common stock;

    - publicly-available financial, operating and stock market data concerning certain companies engaged in businesses Prudential Securities deemed reasonably similar to that of Pacific Gateway;

    - the financial terms of certain recent transactions Prudential Securities deemed relevant to its inquiry; and

    - such other financial studies, analyses and investigations as Prudential Securities deemed relevant to its inquiry.

    Prudential Securities assumed, with Pacific Gateway's consent, that the draft of the merger agreement that Prudential Securities reviewed (as referred to above) would substantially conform in all material respects to the merger agreement when in final form and that the Merger would be consummated on the terms described in the merger agreement without any waiver of any material terms or conditions.

    Prudential Securities discussed with the senior management of Pacific
Gateway:

    - the past and current operating and financial condition of its business;

    - their estimates of Pacific Gateway's future financial performance; and

    - such other matters as Prudential Securities deemed relevant.

    In connection with its review and analysis and in the preparation of the Prudential Securities opinion, Prudential Securities relied upon the accuracy and completeness of the financial and other information publicly-available or otherwise provided to Prudential Securities by Pacific Gateway and did not undertake any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of Pacific Gateway. With respect to certain financial forecasts provided to Prudential Securities by Pacific Gateway, Prudential Securities assumed that such information, and the assumptions and bases therefor, represented management's best then available estimate as to the future financial performance of Pacific Gateway and that Pacific Gateway would perform in accordance with such projections. Prudential Securities assumes no responsibility for and expresses no view as to such forecasts and the assumptions under which they were prepared. For the purposes of the Prudential Securities opinion, Prudential Securities assumed the transaction contemplated by the merger agreement will be consummated as described in the merger agreement and in this document.

    The Prudential Securities opinion is based on economic, financial and market conditions as they existed on June 13, 2000, and can only be evaluated as of the date of the Prudential Securities opinion. Prudential Securities assumes no responsibility to update or revise the Prudential Securities opinion based upon events or circumstances occurring after such date.

    The Prudential Securities opinion, including Prudential Securities' presentation of such opinion to the Pacific Gateway board of directors, was one of the many factors that the board of directors took into consideration in making its determination to recommend approval of the merger agreement. Consequently, Prudential Securities' analyses described below should not be viewed as determinative of the opinion of the Pacific Gateway board of directors with respect to the cash consideration to be received by the holders of Pacific Gateway common stock. The cash consideration was determined through arm's length negotiations between Pacific Gateway and Mission Orchard and was approved by the Pacific Gateway board of directors.

    The Prudential Securities opinion does not address nor should it be construed to address the relative merits of the merger or alternative business strategies that may be available to Pacific Gateway.

    In arriving at the Prudential Securities opinion, Prudential Securities performed a variety of financial analyses, including those summarized herein. The summary set forth below of the analyses presented to the Pacific Gateway board of directors at the June 13, 2000, meeting does not purport to be a complete description of the analyses performed. The preparation of an opinion by Prudential is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstance. Therefore, such an opinion is not necessarily susceptible to partial analysis or summary description. Prudential Securities believes that its analyses must be considered as a whole and selecting portions thereof or portions of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying the Prudential Securities opinion. Prudential Securities made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Pacific Gateway. Any estimates contained in Prudential Securities' analyses are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the values of businesses and securities do not purport to be appraisals or necessarily reflect the prices at which businesses or securities may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Subject to the foregoing, the following is a summary of the material financial analyses presented by Prudential Securities to the Pacific Gateway board of directors on June 13, 2000, in connection with the delivery of the Prudential Securities opinion.

    COMPARABLE COMPANY ANALYSIS. Prudential Securities employed a comparable companies analysis to establish a range of implied valuation per share. Prudential Securities analyzed publicly available historical and projected financial results, including current "equity market value" (calculated as the product of diluted shares outstanding times the closing stock price on June 9, 2000, and preferred stock outstanding) as a multiple of funds from operations ("FFO") for calendar year 1999 ("1999 FFO"), projected FFO for 2000 ("2000 FFO") and 2001 ("2001 FFO") of certain companies considered by Prudential to be reasonably similar to Pacific Gateway. The companies included were as follows:

    - Brandywine Realty Trust;

    - Corporate Office Properties Trust;

    - Great Lakes REIT;

    - Parkway Properties, Inc.; and

    - Prime Group Realty Trust.

    These comparable companies were found to have a range of equity market values as a multiple of 1999 FFO of 7.4x to 8.7x, as a multiple of projected 2000 FFO of 7.0x to 8.0x and as a multiple of projected 2001 FFO of 6.5x to 7.3x. Applying such multiples to Pacific Gateway management's 1999 FFO and projected 2000 FFO and 2001 FFO resulted in an implied range of value per share of $10.41 to $12.27 with a mean of $11.43 and a median of $11.86; $11.73 to
$13.33 with a mean of $12.60 and a median of $12.63; and $12.32 to $13.84 with a mean of $13.15 and a median of $13.19, respectively.

    None of the comparable companies in the above analysis for comparative purposes is, of course, identical to Pacific Gateway. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the operating results for each of the comparable companies.

    PRECEDENT TRANSACTIONS ANALYSIS. Prudential Securities also analyzed the consideration paid in six recent merger and acquisition transactions that Prudential Securities deemed to be reasonably similar to the Pacific Gateway merger, and considered (i) the multiple of the acquired entity's equity purchase price to the acquired entity's last twelve months' ("LTM") FFO and the multiple of the acquired entity's equity purchase price to the acquired entity's FFO forward twelve months ("Forward FFO"); and (ii) the applicable premiums paid over the acquired entity's public stock trading prices one day, one month, three months and six months prior to the announcement of each transaction, all based on publicly available information for such transactions. The transactions considered were the combinations of:

    - Value Enhancement Fund III, LLC and Franklin Select Realty Trust;

    - Health Care Property Investors, Inc. and American Health
      Properties, Inc.;

    - SHP Acquisition, LLC and Sunstone Hotel Investors;

    - Equity Residential Properties Trust and Lexford Residential Trust;

    - Reckson Associates Realty Corp. and Tower Realty Trust, Inc.; and

    - Public Storage, Inc. and Storage Trust Realty.

    The precedent transactions used in this analysis were found to imply for the acquired entity equity purchase price within a range of 6.1x to 15.0x LTM FFO and acquired entity equity purchase price within a range of 5.0x to 12.2x Forward FFO. Applying such multiples to Pacific Gateway's pre-announcement LTM FFO per share and Forward FFO per share resulted in implied value per share of $9.39 to $23.10 with a mean of $14.48 and a median of $13.55 and $8.35 to $20.37 with a mean of $14.03 and a median of $13.69, respectively.

    The precedent transactions used in this analysis were found to imply for the acquired entity a premium within a range of -12.9% to 23.5%, -4.3% to 28.7%, -2.8% to 22.8% and -7.8% to 26.1% for the one day, one month, three month and six month periods prior to the announcements, respectively.

    LIQUIDATION ANALYSIS. Prudential Securities analyzed the cash available per share for each outstanding share of Pacific Gateway, on a fully diluted basis, upon an assumed liquidation. Prudential Securities capitalized Pacific Gateway's estimated net operating income of 2000 at rates of 10%, 11% and 12% ("Cap Sale Rate Range") to arrive at gross liquidation proceeds. Based on such rates, the cash available per share would be $9.06, $7.71 and $6.58 for the 10%, 11% and 12% Cap Sale Rate Range, respectively.

    HISTORICAL STOCK TRADING ANALYSIS. Prudential Securities analyzed the implied premium of the offer price and merger consideration per share to the stock price for the respective days, listed below, the 1999 and 2000 (year to date) premium averages and 52 week premium high and low. Prudential Securities also analyzed the implied premiums in comparable mergers and acquisitions transactions that Prudential Securities deemed to be reasonably similar to the merger. Pacific Gateway's common stock prices were tracked for the following periods:

    - One day prior to the offer;

    - One month prior to the offer;

    - Three months prior to the offer;

    - Six months prior to the offer; and

    - One day prior to Pacific Gateway's public announcement, October 13, 1999, that it was exploring a possible sale or merger.

    The Pacific Gateway board of directors selected Prudential Securities to provide a fairness opinion because it is a nationally recognized investment banking firm engaged in the valuation of businesses and their securities in connection with merger and acquisition transactions and because it has substantial experience in transactions similar to the merger.

    In the ordinary course of business, Prudential Securities may actively trade the shares of Pacific Gateway common stock for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    As compensation for Prudential's services as financial adviser, Pacific Gateway has paid Prudential a retainer of $100,000, and an opinion fee of $250,000 for Prudential's fairness opinion with respect to the merger, and has agreed to pay a transaction fee upon consummation of the merger equal to 1.25% of the aggregate merger consideration (less retainer and opinion fee amounts previously paid and subject to certain other adjustments). In addition, Pacific Gateway has agreed to reimburse Prudential for its reasonable out-of-pocket expenses (including fees and expenses of its legal counsel), in an aggregate amount up to $50,000, incurred in connection with its engagement (and for expense amounts exceeding $50,000 with Pacific Gateway's advance approval), and to indemnify Prudential and certain related persons against certain liabilities and expenses arising out of or in conjunction with its rendering of services under its engagement, including certain liabilities under the federal securities laws.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    TRANSITION SERVICES; SEVERANCE. Under the merger agreement, Pacific Gateway as the surviving corporation, agrees to engage, as independent contractors, up to six current employees of Pacific Gateway (including Raymond Marino, the current President and Chief Executive Officer) for a transition period of approximately 45 days. Each of these persons will be compensated as an independent contractor during the transition period commensurately with such person's compensation from Pacific Gateway as of the closing date, taking salary, bonus and benefits into account.

    Pacific Gateway has in effect severance compensation arrangements with its employees, other than as discussed below, under which the employee would receive a severance payment if the employee is terminated from employment within twelve months following a change of control. The merger will constitute such a change of control. Employees who are offered employment by the surviving corporation or any transferee of the assets thereof will be expected to agree to waive all rights to severance payments as a condition to such employment.

    In addition, Raymond Marino currently has an employment agreement that provides for certain severance payments. In the event of a termination of Mr. Marino's employment within twelve months following a change in control of Pacific Gateway, Mr. Marino will be entitled to receive his base salary for twenty four months following the change in control plus $117,000, plus a bonus equal to the average of any annual bonus earned with respect to the preceding two full calendar years plus any accrued vacation. Mr. Marino in his discretion may elect to receive the base salary, bonus and accrued vacation portion of his severance payments in one or more lump sum cash payments. In addition, the vesting of Mr. Marino's stock options will accelerate and he will be entitled to exercise the options for three months following termination. Mr. Marino also is entitled to medical, dental, vision, long-term disability and life insurance coverage for a period of twenty four months from the date of termination; however, Mr. Marino in his discretion may elect, in lieu of insurance coverage from Pacific Gateway, to receive an amount in cash that is sufficient to provide such medical benefits in the applicable amounts with applicable levels of coverage for the twenty four month period.

    Stephen LoPresti, Vice President of Finance and Secretary of Pacific Gateway, has a severance arrangement with Pacific Gateway under which he is entitled to receive one year's base salary plus any accrued vacation and a pro rata share of any bonus in the year in which a change of control occurs if Pacific Gateway terminates his employment within one year following a change of control. In the event of a termination of Mr. LoPresti's employment at his election within three months following a change of control of Pacific Gateway, and subject to Mr. LoPresti's cooperation and assistance during a transition period following a change of control not to exceed 120 days, he will be entitled to receive the termination compensation described above in this paragraph.

    Based on the terms of the merger agreement, severance payments to Messrs. Marino and LoPresti will be paid at closing. Any severance amounts paid by Pacific Gateway to Messrs. Marino and LoPresti and any other employee are not expected to result in any adjustment to the aggregate cash merger consideration.

    STOCK OPTIONS. The terms of the Pacific Gateway stock options provide that all outstanding options will automatically accelerate on a change in control. At the time that the merger becomes effective, each outstanding stock option will be cancelled and will become the right to receive the cash merger consideration less the exercise price of the option.

    DIRECTORS' AND OFFICERS' INDEMNIFICATION INSURANCE. The merger agreement provides that, for a period of six years after the effective time, non-cancellable policies of directors' and officers' liability insurance must be maintained for each person who was a director or officer of Pacific Gateway before the closing. Such liability insurance must have at least the same coverage and amounts and terms no less advantageous to the insured parties as those in effect immediately before the closing for directors and officers of Pacific Gateway. The merger agreement provides for an adjustment to the aggregate cash merger consideration in the event that the cost of such directors' and officers' liability insurance exceeds $100,000.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    The following summary describes certain material federal income tax consequences applicable to holders of Pacific Gateway shares and options as a result of the disposition of shares and options pursuant to the merger. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), final, temporary and proposed United States Treasury regulations promulgated thereunder, and the administrative and judicial interpretations thereof, all as in effect as of the date of this proxy statement. Such laws or interpretations may differ at the effective time of the merger or thereafter. The effectiveness of the merger is not conditioned upon the receipt of any ruling from the Internal Revenue Service ("IRS") or any opinion of counsel as to tax matters.

    This summary is for general information only. The tax treatment of each holder of Pacific Gateway shares and options will depend in part upon each holder's particular situation. Special tax consequences not described below may be applicable to particular classes of taxpayers, including financial institutions, broker-dealers, persons who are not citizens or residents of the United States, or who are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States and stockholders who acquired their shares of common stock through the exercise of employee stock options or otherwise as compensation. The following discussion relates only to shares of stock of Pacific Gateway that are held as capital assets within the meaning of
Section 1221 of the Code. EACH STOCKHOLDER AND OPTIONHOLDER SHOULD CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

    The merger will be a taxable transaction to Pacific Gateway's stockholders for federal income tax purposes. Each stockholder will recognize gain or loss equal to the difference between the amount of aggregate cash received pursuant to the merger agreement and the shareholder tax basis in such stockholder's shares of Pacific Gateway common stock or preferred stock. This gain or loss will be capital gain or loss if the shares of Pacific Gateway stock are capital assets in the hands of the holder. The gain or loss realized by a noncorporate stockholder on the sale or exchange of Pacific Gateway stock will be long-term capital gain or loss subject to tax at a maximum tax rate of 20% if the stock had been held by such holder for more than one year. If the stock has been held by a noncorporate stockholder for not more than one year, the gain will be short-term capital gain subject to tax at a maximum rate of 39.6%. Gain realized by a corporate stockholder will be subject to tax at a maximum rate of 35%.

    The receipt by an optionholder of an amount equal to the difference between the merger consideration and the price he would have paid to exercise his option pursuant to the merger will be a taxable transaction for federal income tax purposes. Optionholders will recognize income in an amount equal to the amount they receive, and such income will constitute compensation income taxable at ordinary income rates. Pacific Gateway will be required to withhold all applicable federal taxes to reflect an optionholder's tax liability. Additional amounts must be withheld to satisfy the state and local income tax requirements of each optionholder.

    Under the Code, stockholders may be subject, under certain circumstances, to "backup withholding" at a 31% rate on cash payments made in exchange for the Pacific Gateway stock unless the shareholder provides his correct taxpayer identification number on the Substitute Form W-9 included with the letter of transmittal (which will be provided to shareholders promptly after the effective time of the merger) or is eligible for an exemption from this requirement. Exempt persons (including, among others, corporations) are not subject to backup withholding provided they indicate their exempt status on the Substitute
Form W-9. The amount of any backup withholding from a payment to a stockholder will be allowed as a credit against such stockholder's federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

DELISTING AND DEREGISTRATION OF PACIFIC GATEWAY COMMON STOCK

    Pacific Gateway common stock is currently listed on the American Stock Exchange under the symbol "PGP." Upon the completion of the merger, Pacific Gateway common stock will be delisted from the American Stock Exchange and deregistered under the Securities Exchange Act of 1934.

ACCOUNTING TREATMENT

    The merger is expected to be accounted for using the purchase method of accounting.

REGULATORY MATTERS

    Pacific Gateway is not aware of any federal, state or foreign regulatory requirements that remain to be complied with in order to consummate the merger.

    The Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice frequently scrutinize the legality under the U.S. antitrust laws of business combination transactions. Under the Hart-Scott-Rodino Act, the merger is entirely exempt from reporting requirements, and no filings have been made with the FTC.

FINANCING

    Mission Orchard and PGP Acquisition have received a firm commitment from Utrecht-America Finance Company, an affiliate of Rabobank International, to provide an acquisition loan, which will be used to pay the cash merger consideration to holders of Pacific Gateway common stock and preferred stock, to make payments in respect of outstanding stock options and to pay fees and expenses. Mission Orchard and PGP Acquisition are currently negotiating definitive agreements with respect to such financing. However, the merger agreement is not subject to Mission Orchard or PGP Acquisition obtaining financing as a closing condition.

                              THE MERGER AGREEMENT

    THE FOLLOWING DESCRIBES THE TERMS OF THE MERGER AGREEMENT THAT WE BELIEVE ARE IMPORTANT. HOWEVER, THE DESCRIPTION DOES NOT CONTAIN ALL THE TERMS OF THE MERGER AGREEMENT, ONLY THOSE THAT WE BELIEVE TO BE MATERIAL. A COPY OF THE MERGER AGREEMENT IS ATTACHED AS ANNEX I TO THIS PROXY STATEMENT AND IS INCORPORATED IN THIS PROXY STATEMENT BY REFERENCE. WE URGE YOU TO READ THE ENTIRE MERGER AGREEMENT CAREFULLY.

STRUCTURE OF THE MERGER

    The merger agreement provides that, subject to the terms and conditions of the merger agreement, PGP Acquisition will be merged with and into Pacific Gateway, with Pacific Gateway continuing as the surviving corporation and a direct wholly owned subsidiary of Mission Orchard. When the merger occurs:

    - each outstanding share of common stock of PGP Acquisition will be converted into a share of common stock of the surviving corporation;

    - each issued and outstanding share of common stock of Pacific Gateway (other than shares held in treasury by Pacific Gateway, which shall be cancelled) shall be converted into the right to receive the merger consideration;

    - each issued and outstanding share of preferred stock of Pacific Gateway shall be converted into the right to receive the per share cash merger consideration.

    The merger agreement also provides that:

    - the directors of PGP Acquisition immediately prior to the effective time of the merger will be the initial directors of the surviving corporation and the officers of PGP Acquisition immediately prior to the effective time will be the initial officers of the surviving corporation;

    - the articles of incorporation of Pacific Gateway, as they may be amended immediately before the effective time at the request of Mission Orchard shall be the Articles of Incorporation of the surviving corporation; and

    - the bylaws of Pacific Gateway will be the initial bylaws of the surviving corporation.

TREATMENT OF OPTIONS

    At the effective time, each option to purchase Pacific Gateway common stock will be cancelled and extinguished and shall become the right to receive cash in an amount equal to the difference between the aggregate cash merger consideration for the shares of common stock for which each option is exercisable and the aggregate exercise price of the option. Holders of options will not have to pay the exercise price in order to be eligible to receive this amount.

CASH MERGER CONSIDERATION, RECONCILIATION AND ADJUSTMENT

    The per share merger consideration is an initial payment of $12.60 in cash, with a possible additional payment based on the following adjustments to the per share consideration of $12.60:

    - increased or decreased to reflect possible changes between Pacific Gateway's actual balance sheet (which includes certain merger transaction expenses) as of the closing date as set forth in the merger agreement, as compared to the Pacific Gateway pro forma balance sheet amount as of the closing date;

    - decreased in the event of damage to Pacific Gateway's properties by an amount equal to the repair cost (up to a maximum of $2,000,000) or the applicable insurance deductible, depending on whether the loss is insured; and

    - decreased by the amount by which the cost of the directors' and officers' liability insurance coverage required by the merger agreement exceeds $100,000, or increased by the amount by which the cost of such insurance is less than $100,000.

    Pursuant to the merger agreement, the surviving company will (with the assistance of up to six former employees of Pacific Gateway who will be engaged as independent contractors by the surviving company), within forty-five days after the effective time, prepare a consolidated balance sheet of Pacific Gateway dated as the closing date. Raymond Marino will be responsible for reconciling as necessary the actual closing date balance sheet with the pro forma balance sheet. The merger agreement provides for a dispute process in the event that the parties are unable to agree on the actual closing date balance sheet.

    The cash merger consideration will be paid as follows:

    - an initial payment of per share cash merger consideration equal to $12.60 will be paid as soon as practicable after the effective time; and

    - any final cash payment owing after the closing date balance sheet is prepared and the adjustments described above are calculated will be paid within three business days after the calculations become final as provided in the merger agreement.

REPRESENTATIONS AND WARRANTIES

    Pacific Gateway has made certain customary representations and warranties with respect to, among other things:

    - organization and good standing, certificate of incorporation, by-laws and minute books,

    - capitalization (including the ownership of subsidiaries),

    - authority of Pacific Gateway, validity of the merger agreement and Pacific Gateway action,

    - consents and approvals and absence of violations,

    - Pacific Gateway reports and financial statements filed with the SEC,

    - no conflicts between the merger agreement and Pacific Gateway's other obligations,

    - absence of certain changes (including material adverse changes),

    - certain contracts (including material agreements),

    - employee benefit plans and ERISA matters,

    - litigation,

    - permits, absence of defaults and compliance with applicable laws,

    - taxes,

    - real property and environmental matters,

    - intellectual property,

    - employee and labor matters,

    - brokers and finders,

    - insurance,

    - opinion of financial advisor, and

    - recommendation of board of directors, vote required for approval.

    The merger agreement also contains joint and several representations and warranties of Mission Orchard and PGP Acquisition with respect to, among other things:

    - organization and good standing,

    - authority, validity of the merger agreement and necessary action,

    - consents and approvals and absence of violations,

    - sufficiency of funds to pay the merger consideration,

    - litigation, and

    - brokers.

    None of the representations or warranties of Pacific Gateway, Mission Orchard or PGP Acquisition will survive the closing.

CONDUCT OF BUSINESS BEFORE THE MERGER

    In the merger agreement, Pacific Gateway has agreed that, among other things, before the closing of the merger, unless Mission Orchard otherwise agrees in writing (which approval is not to be unreasonably withheld or delayed) and except as otherwise contemplated by the merger agreement as follows:

    - to conduct the business of Pacific Gateway and its subsidiaries only in the ordinary course of business and to use reasonable commercial efforts to preserve its relationships with tenants, customers, suppliers and others with whom Pacific Gateway deals;

    - not to amend its articles of incorporation or bylaws (except to the extent required to comply with its obligations under the merger agreement, required by law or required by the rules and regulations of the American Stock Exchange);

    - not to declare, set aside or pay any dividend or other distribution (whether payable in cash, stock or property) with respect to its capital stock, except for the dividend declared by the board on June 13, 2000, to be paid on or about July 10, 2000;

    - not to redeem or otherwise acquire any of its outstanding shares of capital stock issue or sell any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class of Pacific Gateway or its subsidiaries;

    - adopt or materially amend any employee benefit plans or collective bargaining agreements, except as required by law;

    - not to grant any compensation or benefits increases or severance arrangements to any employee, or terminate any employee, except as required under existing contracts, in accordance with past practice of the company, or in the ordinary course of business;

    - not to incur any liabilities, obligations or debt, other than those specified in the merger agreement;

    - not to permit its properties or other assets to be subjected to new encumbrances, other than those specifically permitted under the merger agreement;

    - not to cancel any material debt owed to Pacific Gateway;

    - not to change any of the accounting methods used by it unless required by generally accepted accounting principles;

    - not to acquire any other company or agree to do so, by merger, purchase of assets or any other manner;

    - not to make any material tax election or compromise or settle any material tax liability, except with respect to Pacific Gateway's election to be qualified as a real estate investment trust;

    - not to commence or settle any material litigation or claim;

    - not enter into, amend, extend or terminate any lease at any material Pacific Gateway property or any material contract;

    - not to sell, lease or dispose of any assets or properties, other than in the ordinary course of business, or other than sales, leases or dispositions that, in the aggregate, are not material; or

    - not to agree, in writing or otherwise, to do any of the foregoing.

NO SOLICITATION

    In the merger agreement, Pacific Gateway has agreed that none of Pacific Gateway, its subsidiaries or its officers, directors, employees, advisors, representatives or authorized agents shall solicit, initiate or encourage, directly or indirectly, any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to a Competing Transaction (as defined below), or enter into or maintain or continue negotiations or discussions, with, or furnish any nonpublic information or data to, any third party relating to a Competing Transaction, or enter into any agreement with respect to any Competing Transaction or endorse any Competing Transaction.

    The merger agreement does not prohibit Pacific Gateway's board of directors from:

    - participating in discussions or negotiations (including, as a part thereof, making any counterproposal) with or furnishing information to any third party making an unsolicited Competing Transaction or modifying or withdrawing its recommendation that the Pacific Gateway stockholders approve the merger agreement if:

     - the board reasonably concludes after consultation with its financial advisor, that such proposal or offer was made in good faith and is reasonably likely, if negotiated, to lead to a Superior Proposal (as defined below);

     - the board has provided written notice to Mission Orchard of its intent to furnish information or enter into discussions with such person at least 48 hours prior to taking such action; and

     - the board has obtained from such person an executed confidentiality agreement on terms no less favorable to Pacific Gateway than those Confidentiality Agreement entered into between Pacific Gateway and Mission Orchard.

    "Competing Transaction" means any of the following involving Pacific
Gateway:

    - a merger, consolidation, share exchange, business combination or similar transaction;

    - any sale, lease, exchange, transfer or other disposition of 25% or more of the assets of Pacific Gateway and its subsidiaries, taken as a whole;

    - a tender offer or exchange offer for 25% or more of the outstanding voting securities of Pacific Gateway; or

    - any solicitation in opposition to adoption of this agreement by Pacific Gateway stockholders.

    "Superior Proposal" means any unsolicited written bona fide proposal or offer made by a third party to consummate any of the following transactions:

    - a merger, consolidation, share exchange, business combination or similar transaction pursuant to which the stockholders of Pacific Gateway immediately preceding the transaction hold less than 50% of the equity interest in the surviving or resulting entity; or

    - the acquisition, directly or indirectly, of ownership of 100% or more of the outstanding shares of stock of Pacific Gateway;

on terms that the board determines, in its reasonable judgment, are more favorable to Pacific Gateway's stockholders than the terms of the merger, after having received the advice of its financial advisor and after having taken into account the reasonable likelihood of such party's ability to consummate the transaction. Any such proposal shall not be deemed to be a Superior Proposal if any financing required to consummate the transaction is not likely, in the reasonable judgment of the board, to be obtained on a timely basis.

    In the event Pacific Gateway shall receive any proposal or offer or any inquiry or contact regarding a Competing Transaction, the merger agreement also provides that Pacific Gateway promptly inform Mission Orchard in writing, describing in reasonable detail the terms and conditions of such offer or proposal.

    Nothing in the merger agreement prohibits Pacific Gateway from modifying or withdrawing its recommendation that the Pacific Gateway stockholders approve the merger agreement if the board determines, after receiving the advice of outside counsel, that the board's fiduciary duties under Maryland law require it to do so.

CONDITIONS TO THE MERGER

    CONDITIONS TO EACH PARTY'S OBLIGATIONS. The merger agreement provides that the respective obligations of each party to give effect to the merger shall be subject to the satisfaction, before the effective time, of the following conditions:

    - approval of the merger agreement by the requisite vote of Pacific Gateway's stockholders;

    - absence of any statute, rule, regulation, order, decree or injunction which prohibits consummation of the merger; and

    - receipt of all necessary approvals obtained from, federal, state and foreign governmental authorities.

    CONDITIONS TO PACIFIC GATEWAY'S OBLIGATIONS. The merger agreement provides that the obligation of Pacific Gateway to give effect to the merger is further subject to the following conditions:

    - the representations and warranties of Mission Orchard and PGP Acquisition shall be true and correct in all material respects on and as of the effective time, as though made as of the effective time (or as of a particular date, where applicable);

    - each of Mission Orchard and PGP Acquisition shall have performed in all material respects all of the respective obligations required under the merger agreement to be performed by them at or before the effective time; and

    - Pacific Gateway's receipt of good standing certificates and applicable board of directors resolutions of PGP Acquisition.

    CONDITIONS TO OBLIGATIONS OF MISSION ORCHARD AND PGP ACQUISITION. The merger agreement provides that the obligation of Mission Orchard and PGP Acquisition to give effect to the merger is further subject to the following conditions:

    - the representations and warranties of Pacific Gateway shall be true and correct in all material respects on and as of the effective time, as though made as of the effective time (or as of a particular date, where applicable),

    - Pacific Gateway shall have performed in all material respects all of the respective obligations required under the merger agreement to be performed by them at or before the effective time,

    - receipt by Mission Orchard and PGP Acquisition of good standing certificates and applicable board of directors resolutions of Pacific Gateway,

    - receipt of necessary third-party consents under Pacific Gateway's material contracts and consents from Pacific Gateway lenders and other third parties that may be required in connection with any sale by Mission Orchard of certain Pacific Gateway assets,

    - receipt of tenant estoppel certificates from tenants under leases occupying at least seventy percent (70%) of the rentable square feet of Pacific Gateway's real estate properties, from each tenant whose lease or leases covers at least 10,000 rentable square feet of the real estate properties, and from each tenant (other than up to two tenants) whose lease or leases covers at least 5,000 but less than 10,000 rentable square feet of the real estate properties,

    - absence of liens or encumbrances on Pacific Gateway assets other than property tax liens for the then-current fiscal year not yet payable and certain title exceptions, and

    - receipt of certain pay-off letters from the holders of long-term indebtedness secured by Pacific Gateway's assets.

TERMINATION OF THE MERGER AGREEMENT

    The merger agreement may be terminated and the merger abandoned at any time prior to the effective time as follows:

    - by mutual consent of Mission Orchard, PGP Acquisition and Pacific Gateway;

    - by either Pacific Gateway, Mission Orchard or PGP Acquisition, if:

     - there is any law or regulation or any judgment, injunction, order or decree which prevents either party from consummating the merger, or

     - the merger is not consummated by October 13, 2000,

    - by Pacific Gateway if Mission Orchard or PGP Acquisition shall have failed to cure a material breach of any of their representations or warranties in the merger agreement within 15 business days after notice, or if Mission Orchard or PGP Acquisition shall have breached, and not cured within 15 business days after notice any of its respective covenants or agreements, having a material adverse effect on Mission Orchard (provided that Pacific Gateway shall not also be in breach),

    - by Mission Orchard or PGP Acquisition if Pacific Gateway shall have failed to cure a material breach of any of its representations or warranties in the merger agreement within 15 business days after notice, or if Pacific Gateway shall have breached, and not cured within 15 business days after notice any of its respective covenants or agreements, having a material adverse effect on Pacific Gateway (provided that neither Mission Orchard nor PGP Acquisition also is in breach),

    - by Mission Orchard or PGP Acquisition if the Pacific Gateway board of directors shall have withdrawn, modified or changed in a manner adverse to Mission Orchard or PGP Acquisition its approval or recommendation of the merger agreement or the merger or shall have recommended to Pacific Gateway stockholders or agreed to enter a competing transaction,

    - by Mission Orchard or PGP Acquisition in the event of damage or destruction of any or all of Pacific Gateway's real estate properties if the damage or destruction exceeds $3 million in the event of an insured loss or $2 million in the event of an uninsured loss, or in the event that all or any material portion of Pacific Gateway's real estate properties is taken pursuant to power of eminent domain or any proceedings with respect thereto are instituted or threatened.

    The terminating party must provide written notice of the termination to the other parties.

TERMINATION FEES

    Pacific Gateway has agreed to pay to Mission Orchard liquidated damages of $1,900,000, plus reasonable expenses actually incurred up to $125,000, if:

    - the merger agreement is terminated by Mission Orchard or PGP Acquisition as a result of a breach by Pacific Gateway as described above,

    - the merger agreement is terminated by Mission Orchard or PGP Acquisition as the result of Pacific Gateway's withdrawal or modification of its recommendation of the merger agreement or the merger or its recommendation of a competing transaction, or

    - the merger agreement is terminated by Pacific Gateway, Mission Orchard or PGP Acquisition as a result of:

       - the existence of any law or regulation or any judgment, injunction, order or decree which prevents either party from consummating the merger, or

       - the merger not being consummated by October 13, 2000

       provided that neither Mission Orchard nor PGP Acquisition is in material breach and shall not have been the cause of any injunction resulting in such termination, and that the failure by either of Mission Orchard or PGP Acquisition to fulfill its obligations under the merger agreement shall not have been the reason that the merger shall not have occurred.

    Mission Orchard has agreed to pay to Pacific Gateway liquidated damages of $2,025,000, if the merger agreement is terminated by Pacific Gateway as a result of a breach of Mission Orchard or PGP Acquisition as described above.

AMENDMENT

    The parties may amend the merger agreement or waive its terms and conditions.

                           AMENDMENT OF THE ARTICLES

INTRODUCTION

    Pacific Gateway's articles of incorporation contain provisions designed to ensure compliance with certain requirements of the Code relating to Pacific Gateway's status as a real estate investment trust. The articles currently prohibit transfers and other dispositions of shares of Pacific Gateway capital stock if the transfer or disposition would result in shares of Pacific Gateway capital stock being owned by fewer than 100 persons (the "100 Person Requirement"). The merger will result in all of the outstanding shares of capital stock of Pacific Gateway being held by PGP Acquisition.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

    The Pacific Gateway board proposes and recommends that the stockholders approve an amendment to subparagraph (A)(2)(c) of Article VI of Pacific Gateway's articles of incorporation to authorize the board of directors to waive the 100 Person Requirement in connection with the merger (the "Article Amendment"). The following is the text of subparagraph (A)(2)(c) of Article VI of the Pacific Gateway articles of incorporation, as proposed to be amended, with new language indicated in italics:

    Subject to subparagraph (C) of this Article VI and notwithstanding any other provisions contained herein, any Transfer, or other event (whether or not as a result of a transactions entered into through the facilities of a national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Beneficial Ownership of Capital Stock by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of that number of shares which would result in Beneficial Ownership of Capital Stock by fewer than 100 Persons, and the intended transferee or acquiror shall acquire no rights in such shares of Capital Stock; PROVIDED, THAT THE RESTRICTIONS SET FORTH IN THIS SUBPARAGRAPH (A)(2)(C) SHALL NOT APPLY TO ANY TRANSFERS OR OTHER TRANSACTIONS CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER, DATED
    JUNE 15, 2000 AMONG THE CORPORATION, PGP ACQUISITION, INC. AND MISSION ORCHARD STATUTORY TRUST (THE "MERGER AGREEMENT") UPON A DETERMINATION BY THE BOARD OF DIRECTORS TO WAIVE SUCH RESTRICTIONS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

PURPOSE OF THE PROPOSED AMENDMENT

    The ability of the board to waive the 100 Person Requirement as provided by the Article Amendment will facilitate consummation of the merger. If the Article Amendment is not approved by the stockholders and implemented, issuance of shares of Pacific Gateway capital stock to at least 100 persons would be required in connection with the merger. The Pacific Gateway board might be able to satisfy such a requirement, for instance, by reclassifying unissued shares of common stock into a special class, shares of which would be issued at the time of the merger to a sufficient number of entities or individuals. Approval of the Article Amendment will make such actions unnecessary.

    The Article Amendment is conditioned upon approval of the merger by Pacific Gateway stockholders and, if approved by the stockholders, would be effective upon filing the Article Amendment with the State Department of Assessments and Taxation of Maryland. The board anticipates that if the Article Amendment is approved by the Pacific Gateway stockholders and all conditions to the merger are satisfied, it will be filed and effective immediately before consummation of the merger. The board has approved the Article Amendment and has taken action to waive the 100 Person Requirement in connection with the merger, subject to stockholder approval of the Article Amendment, and the filing of the Article Amendment with the State Department of Assessments and Taxation of Maryland.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

    The following table sets forth information on the beneficial ownership of shares of Pacific Gateway common stock as of June 13, 2000 by persons known to us to own more than 5% of Pacific Gateway's outstanding shares of common stock, each of Pacific Gateway's directors and executive officers and all of Pacific Gateway's directors and executive officers as a group. The following information with respect to beneficial ownership of more than 5% of Pacific Gateway's outstanding shares of common stock is based upon reports on Schedule 13D or
Schedule 13G filed with the SEC or other information believed to be reliable. A person is deemed to be the beneficial owner of the number of shares of common stock of which that person has the right to acquire beneficial ownership, for example, by the exercise of stock options or the conversion of preferred stock.

    Except as otherwise noted, the business address of all persons named below is c/o Pacific Gateway Properties, Inc., 930 Montgomery Street, Suite 400, San Francisco, California 94133.

                                                              SHARES BENEFICIALLY   PERCENT OF
                                                                   OWNED(1)           CLASS
                                                              -------------------   ----------
GEM Value Fund/PGP LLC......................................         401,700(2)           9.2
  900 North Michigan Avenue
  Suite 1900
  Chicago, IL 60611
Richard M. Osborne Trust....................................       1,551,928(3)          35.4
  Turkey Vulture Fund XIII, Ltd. and
  Liberty Self-Stor II, Ltd.
  8500 Station Street, Suite 113
  Mentor, OH 44060
Mark D. Grossi..............................................         264,800              6.0
Third Capital, LLC..........................................         200,000(4)           4.6
  401 Union Street
  12th Floor
  Nashville, TN 37219

DIRECTORS AND EXECUTIVE OFFICERS
Steven A. Calabrese.........................................          47,100(5)           1.1
Mark D. Grossi..............................................         264,800              6.0
Lawrence B. Helzel..........................................          50,800              1.2
Christopher L. Jarratt......................................         200,000(4)           4.6
Stephen J. LoPresti.........................................          13,000(6)             *
Raymond V. Marino...........................................         141,175(6)           3.2
Richard M. Osborne..........................................       1,551,928(3)          35.4
Martin S. Roher.............................................         175,000(7)           4.0
All directors and executive officers as a group (8                 2,243,803             51.1
  persons)..................................................

------------------------

*   Less than 1%.

(1) Beneficial ownership is the direct or indirect ownership of Common Stock of Pacific Gateway including the right to control the vote or investment of or acquire such Common Stock within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise indicated each beneficial owner has sole voting and investment power with respect to the shares shown and reported ownership is as of June 13, 2000.

(2) Consists of 300,000 shares of preferred stock and 101,700 shares of common stock.

(3) According to the information provided in Amendment No. 1 to Schedule 13D dated April 28, 1997 and Amendment No. 2 to Schedule 13D dated September 2, 1997 filed by the Richard M. Osborne Trust (the "Trust"), Turkey Vulture Fund XIII, Ltd. (the "Fund") and Liberty Self-Stor II, Ltd. ("Liberty") as a group, and other information provided to Pacific Gateway, the Trust beneficially owns 100 shares, the Fund beneficially owns 305,422 shares and Liberty beneficially owns 1,246,406 shares. Richard M. Osborne as sole trustee of the Trust, sole manager of the Fund and sole managing member of Liberty may be deemed to beneficially own all of said 1,551,928 shares.

(4) Based upon information provided in Schedule 13D dated May 19, 1997 filed by Third Capital, LLC. Represents shares of common stock issuable upon exercise of presently exercisable warrants issued to Third Capital, LLC by the Richard M. Osborne Trust. Christopher L. Jarratt is Chief Executive Officer of Third Capital, LLC and may be deemed to beneficially own said securities.

(5) Represents 34,900 shares held by CCAG Limited, a family limited partnership ("CCAG"); 6,500 shares beneficially owned by Mr. Calabrese's wife as to which shares Mr. Calabrese disclaims beneficial ownership; and 5,700 shares held by Mr. Calabrese as custodian for his children. Mr. Calabrese is managing partner of CCAG and may be deemed to beneficially own such shares.

(6) Represents shares issuable upon exercise of options to purchase common stock which were exercisable at June 13, 2000 or which may become exercisable within 60 days thereafter.

(7) The shares are owned by MSR Capital Partners. Mr. Roher is the sole general partner of MSR Capital Partners and may be considered to beneficially own such shares.

             APPRAISAL RIGHTS AND MARYLAND CONTROL SHARE PROVISIONS

NO APPRAISAL RIGHTS

    Under Maryland law, holders of stock that is listed on a national securities exchange as of the record date for determining stockholders eligible to vote on a merger may not dissent from the merger and demand payment in cash from the issuing company of the fair value of their stock. As of the Record Date, Pacific Gateway's common stock was listed on the American Stock Exchange, a national securities exchange.

    Holders of common stock of Pacific Gateway therefore are not entitled to appraisal rights under Section 3-202 of the General Corporation Law of the State of Maryland ("Section 3-202") as to shares of common stock owned by them. Holders of preferred stock of Pacific Gateway are entitled to appraisal rights under Section 3-202 because the preferred stock is not listed on any national securities exchange; however, the sole holder of preferred stock has advised Pacific Gateway that it intends to vote in favor of the merger agreement and the merger. Section 3-202 is reprinted in its entirety as Annex II to this proxy statement.

MARYLAND CONTROL SHARE PROVISIONS

    The Maryland General Corporation Law contains certain provisions that affect the voting rights of "control shares" of a Maryland corporation (the "Maryland Control Share Provisions"). By their terms, the Maryland Control Share Provisions do not apply to shares acquired by merger if the issuing corporation is a party to the merger. Since Pacific Gateway is a party to the merger, the Maryland Control Share Provisions do not apply to the acquisition of Pacific Gateway shares by Mission Orchard by means of the merger.

    Maryland law provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders, excluding shares owned by the acquirer and officers and directors who are employees of the corporation. "Control shares" are shares which, if aggregated with all other shares previously acquired which the person is entitled to vote, would entitle the acquirer to vote:

    - 20% or more but less than one-third;

    - one-third or more but less than a majority; or

    - a majority of the total voting power of outstanding shares. Control shares do not include shares that the acquiring person is entitled to vote on the basis of prior shareholder approval.

A "control share acquisition" means the acquisition of control shares subject to certain exemptions.

    Under Maryland law, a person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any shareholders' meeting. If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any meeting of shareholders at which the voting rights of such are considered and not approved. If voting rights for control shares are approved at a shareholders' meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition, and certain limitations and restrictions otherwise applicable to the exercise of dissenters' rights do not apply in the context of a control share acquisition. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or to acquisitions approved or exempted by the charter or bylaws of the corporation.

                             STOCKHOLDER PROPOSALS

    If the merger is consummated, there will be no public stockholders and no public participation in any future meetings of the surviving corporation's stockholders. If, however, the merger is not consummated, Pacific Gateway stockholders would continue to be entitled to attend and participate in Pacific Gateway stockholder meetings. If there is a 2000 annual meeting of stockholders, proposals of stockholders intended to be presented at this meeting must be received by the corporate secretary at Pacific Gateway's principal executive office no later than October 16, 2000 in order to be included in the proxy statement and form of proxy for the annual meeting.

                      WHERE YOU CAN FIND MORE INFORMATION

    Pacific Gateway is subject to the information filing and reporting requirements of the Exchange Act and files reports, proxy statements and other information with the SEC. You may read and copy any materials filed with the SEC at its public reference room at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional office at 44 Montgomery Street, Suite 1100, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC also maintains an internet website at http://www.sec.gov that contains reports, proxy statements and other information.

    Statements contained in this proxy statement or in any document incorporated in this proxy statement by reference as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an annex to this proxy statement or such other document, each such statement being qualified in all respects by such reference. All information relating to Mission Orchard and PGP Acquisition in this proxy statement has been provided to Pacific Gateway by Mission Orchard and PGP Acquisition.

                                                                         ANNEX I

                          AGREEMENT AND PLAN OF MERGER
                           DATED AS OF JUNE 15, 2000
                                     AMONG
                        MISSION ORCHARD STATUTORY TRUST,
                             PGP ACQUISITION, INC.
                                      AND
                        PACIFIC GATEWAY PROPERTIES, INC.

                               TABLE OF CONTENTS

                                                                                     PAGE
                                                                                   --------
ARTICLE 1  The Merger............................................................         1

      Section 1.1.   The Merger..................................................         1
      Section 1.2.   Effective Time..............................................         1
      Section 1.3.   Closing of the Merger.......................................         1
      Section 1.4.   Effects of the Merger.......................................         2
      Section 1.5.   Articles of Incorporation and Bylaws........................         2
      Section 1.6.   Directors...................................................         2
      Section 1.7.   Officers....................................................         2
      Section 1.8.   Conversion of Shares........................................         2
      Section 1.9.   Payment of Merger Consideration.............................         3
      Section 1.10.  Treatment of Stock Options..................................         5
      Section 1.11.  Aggregate Merger Consideration and Adjustments..............         6

ARTICLE 2  Conditions to Consummation of Merger..................................         8

      Section 2.1.   Conditions to All Parties' Obligations......................         8
      Section 2.2.   Conditions to Parent and Acquisition's Obligations..........         8
      Section 2.3.   Conditions to the Company's Obligations.....................        10

ARTICLE 3  Representations and Warranties of the Company.........................        10

      Section 3.1.   Organization and Good Standing of the Company...............        10
      Section 3.2.   Authority...................................................        11
      Section 3.3.   No Conflicts................................................        11
      Section 3.4.   Consents and Approvals......................................        12
      Section 3.5.   Capital Stock of the Company................................        12
      Section 3.6.   Subsidiaries; Equity Interests..............................        13
      Section 3.7.   Financial Statements........................................        13
      Section 3.8.   Assets Other Than Real Properties...........................        13
      Section 3.9.   Real Properties.............................................        14
      Section 3.10.  Intellectual Property.......................................        16
      Section 3.11.  Contracts...................................................        16
      Section 3.12.  Litigation; Decrees.........................................        18
      Section 3.13.  Employee and Related Matters; ERISA.........................        19
      Section 3.14.  Absence of Changes or Events................................        20
      Section 3.15.  Compliance with Applicable Laws.............................        20
      Section 3.16.  Taxes.......................................................        21
      Section 3.17.  Employee and Labor Relations................................        22
      Section 3.18.  Insurance Policies..........................................        22
      Section 3.19.  SEC Filings.................................................        22
      Section 3.20.  Opinion of Financial Advisor................................        23
      Section 3.21.  Information Statement.......................................        23
      Section 3.22.  Brokers and Financial Advisors..............................        23
      Section 3.23.  Recommendation of Board of Directors: Vote Required.........        23

ARTICLE 4  Representations and Warranties of Parent and Acquisition..............        24

      Section 4.1.   Organization and Good Standing..............................        24
      Section 4.2.   Authority...................................................        24
      Section 4.3.   No Breach...................................................        24

                                                                                     PAGE
                                                                                   --------
      Section 4.4.   Consents and Approvals......................................        24
      Section 4.5.   Funding.....................................................        25
      Section 4.6.   Litigation; Decrees.........................................        25
      Section 4.7.   Brokers.....................................................        25
      Section 4.8.   Information Statement.......................................        25

ARTICLE 5  Covenants of the Company..............................................        25

      Section 5.1.   Access......................................................        25
      Section 5.2.   Ordinary Conduct............................................        26
                     Preparation of Information Statement; Stockholders'                 28
      Section 5.3.   Meeting.....................................................
      Section 5.4.   Insurance...................................................        29
      Section 5.5.   Estoppel Certificates.......................................        29
      Section 5.6.   Construction and Maintenance Work...........................        29
      Section 5.7.   No Solicitation of Transactions.............................        29
      Section 5.8.   Employee Matters............................................        30

ARTICLE 6  Covenants of Parent and Acquisition...................................        30

      Section 6.1.   Confidentiality.............................................        30
      Section 6.2.   No Additional Representations...............................        31
      Section 6.3.   Indemnity, Insurance........................................        31

ARTICLE 7  Mutual Covenants......................................................        31

      Section 7.1.   Publicity...................................................        31
      Section 7.2.   Antitrust Notification......................................        32
      Section 7.3.   Reasonable Efforts; Additional Agreements...................        32
      Section 7.4.   Notification of Certain Matters.............................        32
      Section 7.5.   Benefit Plans; Cobra........................................        32

ARTICLE 8  Termination; Amendment; Waiver........................................        33

      Section 8.1.   Termination.................................................        33
      Section 8.2.   Confidential Information....................................        34
      Section 8.3.   Effects of Termination......................................        34
      Section 8.4.   Liquidated Damages..........................................        35

ARTICLE 9  Miscellaneous.........................................................        35

      Section 9.1.   Expenses....................................................        35
      Section 9.2.   Attorneys' Fees.............................................        35
      Section 9.3.   Assignment..................................................        36
      Section 9.4.   No Third-Party Beneficiaries................................        36
      Section 9.5.   Notices.....................................................        36
      Section 9.6.   Representations and Warranties Not to Survive...............        37
      Section 9.7.   Counterparts................................................        37
      Section 9.8.   Entire Agreement............................................        37
      Section 9.9.   Severability................................................        37
      Section 9.10.  Amendment...................................................        38
      Section 9.11.  Extension; Waiver...........................................        38
      Section 9.12.  Exclusive Jurisdiction of California Courts.................        38
      Section 9.13.  Interpretation of this Agreement............................        38
      Section 9.14.  Trustee Exculpation.........................................        39

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER (this "AGREEMENT") dated as of June 15, 2000 is among PACIFIC GATEWAY PROPERTIES, INC., a Maryland corporation (the "COMPANY"), MISSION ORCHARD STATUTORY TRUST, a Connecticut statutory trust ("PARENT") and PGP ACQUISITION, INC., a Maryland corporation and a wholly owned subsidiary of Parent ("ACQUISITION").

    WHEREAS the board of directors of the Company has (i) determined that the Merger (as defined below) is fair and in the best interests of the Stockholders (as defined below), (ii) approved the Merger in accordance with and on the terms and conditions set forth in this Agreement, and (iii) determined to recommend to the Stockholders the approval of this Agreement and the Merger.

    WHEREAS the board of directors of Acquisition has (i) determined that the Merger (as defined below) is fair and in the best interests of Acquisition's stockholders, and (ii) approved the Merger in accordance with and on the terms and conditions set forth in this Agreement.

    WHEREAS the beneficiary of Parent has approved the Merger in accordance with and on the terms and conditions set forth in this Agreement.

    NOW THEREFORE in consideration of the premises and the representations, warranties, covenants and agreements herein contained and intending to be legally bound hereby, the Company, Parent and Acquisition hereby agree as follows:

                                   ARTICLE 1
                                   THE MERGER

    Section 1.1. THE MERGER. At the Effective Time (as defined below) and upon the terms and subject to the conditions of this Agreement and in accordance with the Maryland General Corporation Law (the "MGCL"), Acquisition shall be merged with and into the Company (the "MERGER"). Following the Merger, the Company shall continue as the surviving corporation (the "SURVIVING COMPANY") and the separate corporate existence of Acquisition shall cease.

    Section 1.2. EFFECTIVE TIME. Subject to the terms and conditions set forth in this Agreement, on or before the Closing Date articles of merger or other appropriate documents (the "ARTICLES OF MERGER") shall be duly executed and acknowledged by the Company and delivered to the State Department of Assessments and Taxation for filing pursuant to the MGCL. The Merger shall become effective at such time as a properly executed copy of the Articles of Merger is duly filed with State Department of Assessments and Taxation in accordance with the MGCL, or such later time as the Company and Acquisition may agree upon and set forth in the Articles of Merger (the time the Merger becomes effective being referred to herein as the "EFFECTIVE TIME").

    Section 1.3. CLOSING OF THE MERGER. The closing of the Merger (the "CLOSING") will take place at a time and on a date (the "CLOSING DATE") to be specified by the parties, which shall be no later than the second business day following the satisfaction or waiver of the conditions set forth in Section 2.1 at the offices of Shearman & Sterling, 555 California Street, 20th Floor, San Francisco, California, unless another time, date or place is agreed to in writing by the parties hereto.

    Section 1.4. EFFECTS OF THE MERGER. The Merger shall have the effects set forth in the MGCL. Without limiting the generality of the foregoing and subject thereto, at the Effective Time the Surviving Company shall succeed to all the rights and property of Acquisition and the Company and shall be subject to all the debts and liabilities of Acquisition and the Company.

    Section 1.5. ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation of the Company in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Company as they may be amended immediately prior to the Effective Time at the request of the Parent. The bylaws of the Company in effect at the Effective Time shall be the bylaws of the Surviving Company until amended in accordance with applicable law.

    Section 1.6. DIRECTORS. The directors of Acquisition at the Effective Time shall be the initial directors of the Surviving Company, each to hold office in accordance with the Articles of Incorporation and bylaws of the Surviving Company until such director's successor is duly elected or appointed and qualified.

    Section 1.7. OFFICERS. The officers of Acquisition at the Effective Time shall be the initial officers of the Surviving Company, each to hold office in accordance with the Articles of Incorporation and bylaws of the Surviving Company until such officer's successor is duly elected or appointed and qualified.

    Section 1.8.  CONVERSION OF SHARES.

    (a)  MERGER CONSIDERATION.

        (i) AGGREGATE MERGER CONSIDERATION. The aggregate merger consideration shall be $55,048,389 to be adjusted as necessary in accordance with the provisions of Section 1.11 (the "Aggregate Merger Consideration") and to be paid in accordance with the provisions of Section 1.9. The per share merger consideration (the "Per Share Merger Consideration") shall be an amount equal to $12.60, to be adjusted as necessary in accordance with the provisions of Section 1.11 (such adjustments to be determined in a manner consistent with the calculations and information set forth on Exhibit A), which amount is equal to:

           (A) the sum of the Aggregate Merger Consideration PLUS $765,970 (which is the Aggregate Option Exercise Price (defined in Section 1.10(a) below))

        DIVIDED BY

           (B) the sum of (x) the number of outstanding shares of common stock, par value $1.00 per share (each a "COMMON SHARE") (which number of Common Shares is 3,933,536 as of the date of this Agreement), PLUS (y) the number of outstanding shares of Series 1 Convertible Preferred Stock, par value $1.00 per share (each a "SERIES 1 CONVERTIBLE PREFERRED SHARE") (which number of Series 1 Convertible Preferred Shares is 300,000 as of the date of this Agreement), PLUS (z) the number of Common Shares for which all of the Company Stock Options (defined in Section
       1.10(a) below) are exercisable (which number is 196,175 as of the date of this Agreement).

        (ii) CONVERSION OF COMMON SHARES. At the Effective Time, each issued and outstanding Common Share immediately prior to the Effective Time (other than Common Shares held in the Company's treasury) shall, by virtue of the Merger and without any action on the part of Acquisition, the Company or any holder of Common Shares (a "COMMON STOCKHOLDER") thereof, be cancelled and converted into and shall become the right to receive the Per Share Merger Consideration in cash, without interest (the "COMMON MERGER CONSIDERATION").

        (iii) CONVERSION OF SERIES 1 CONVERTIBLE PREFERRED SHARES. At the Effective Time, each Series 1 Convertible Preferred Share issued and outstanding immediately prior to the Effective Time (other than Series 1 Convertible Preferred Shares held in the Company's treasury) shall, by virtue of the Merger and without any action on the part of Acquisition, the Company or any holder of Series 1 Convertible Preferred Shares (a "PREFERRED STOCKHOLDER"), be cancelled and converted into and shall become the right to receive the Per Share Merger Consideration in cash, without interest (the "SERIES 1 MERGER CONSIDERATION"). The Common Shares together with the
    Series 1 Convertible Preferred Shares, hereinafter are referred to as the "SHARES". The Common Stockholders and the Preferred Stockholders, hereinafter referred to as the "STOCKHOLDERS".

        (iv) ADJUSTMENTS FOR STOCK CHANGES. Notwithstanding the foregoing if, between the date of this Agreement and the Effective Time, the outstanding Common Shares or the Series 1 Convertible Preferred Shares shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares then the Common Merger Consideration or the Series 1 Merger Consideration, as the case may be, shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

    (b) CONVERSION OF STOCK OF ACQUISITION. At the Effective Time, each outstanding share of the common stock, $0.01 par value per share, of Acquisition shall be converted into one share of common stock, $0.01 par value per share, of the Surviving Company.

    (c) CANCELLATION OF TREASURY SHARES. At the Effective Time, each Share held in the treasury of the Company shall, by virtue of the Merger and without any action on the part of Acquisition, the Company or the holder thereof, be canceled, retired and cease to exist and no Merger Consideration shall be delivered with respect thereto.

    Section 1.9.  PAYMENT OF MERGER CONSIDERATION.

    (a) As of the Effective Time, Acquisition shall deposit with such agent or agents as may be appointed by Parent and Acquisition (the "Payment Agent") for the benefit of the holders of Shares in cash an aggregate of $56,048,389 (which includes a $1.0 million reserve for the adjustments to the Aggregate Merger Consideration to be made pursuant to Section 1.11) (such cash is hereinafter referred to as the "Merger Fund").

    (b) On a date (the "True Up Payment Date") that shall be within three
(3) business days after the calculations required by Section 1.11 become final as provided in Section 1.11, Parent shall deposit in cash in the Merger Fund with the Payment Agent for the benefit of the holders of Shares any additional amounts necessary to pay the Aggregate Merger Consideration as adjusted pursuant to Section 1.11.

    (c) As soon as reasonably practicable after the Effective Time, the Payment Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "Certificates") whose shares were converted into the right to receive the Common Merger Consideration or the Series 1 Merger Consideration, as the case may be, pursuant to Section 1.8: (i) a letter of transmittal (which shall specify that delivery shall be effected and risk of loss and title to the Certificates shall pass only upon delivery of the Certificates to the Payment Agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify) and (ii) instructions on how to surrender the Certificates in exchange for the Common Merger Consideration or the Series 1 Merger Consideration, as applicable.

    (d) As soon as practicable after the Effective Time, payment of $12.60 per Common Share and $12.60 per Series 1 Convertible Preferred Share (the "Initial Payment") shall be made to Stockholders, subject, in the case of Stockholders whose Shares are represented by Certificates, to the requirements of Section 1.9(f) with respect to the surrender of Certificates. As soon as practicable after the True Up Payment Date, final payment shall be made to the Stockholders in an additional amount to be calculated by making the adjustments set forth in
Section 1.11, subject, in the case of Stockholders whose Shares are represented by Certificates, to the requirements of Section 1.9(f) with respect to the surrender of Certificates.

    (e) As soon as practicable after the Effective Time, payment shall be made to holders of Company Stock Options in an amount (the "Initial Option Amount") equal to $12.60 per Common Share for which such Company Stock Options are exercisable LESS the applicable exercise price as set forth on Schedule 3.5(b). As soon as practicable after the True Up Payment Date, final payment shall be made to holders of Company Stock Options in an additional amount to be calculated pursuant to Section 1.10(a) (taking into account the adjustments set forth in Section 1.11).

    (f) Notwithstanding anything herein to the contrary, no payments of Common Merger Consideration or Series 1 Merger Consideration shall be made to any holder whose Shares are represented by Certificates until such holder has surrendered to the Payment Agent a Certificate for cancellation, together with the requisite letter of transmittal duly executed as described herein. Upon surrender of such Certificate and delivery of the letter of transmittal, the holder of such Certificate shall be entitled to receive in exchange therefor a check representing the Common Merger Consideration and/or the Series 1 Merger Consideration which such holder has the right to receive pursuant to the provisions of this Article 1 and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Shares which is not registered in the transfer records of the Company, payment of the Common Merger Consideration or the Series 1 Merger Consideration may be made to a transferee if the Certificate representing such Shares is presented to the Payment Agent accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 1.9, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Common Merger Consideration and/or the Series 1 Merger Consideration as contemplated by this Section 1.9. No interest shall be paid or shall accrue in respect of such cash payments.

    (g) In the event that any Certificate shall have been lost, stolen or destroyed, the Payment Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, such Common Merger Consideration and/or the Series 1 Merger Consideration as may be required pursuant to this Agreement; PROVIDED, HOWEVER, that Parent or the Payment Agent may, in its discretion, require the delivery of a suitable bond or indemnity.

    (h) All Common Merger Consideration or the Series 1 Merger Consideration paid in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Shares, and there shall be no further registration of transfers on the stock transfer books of the Surviving Company of the Shares which were outstanding immediately prior to the Effective Time. If after the Effective Time Certificates are presented to the Surviving Company for any reason they shall be canceled and exchanged as provided in this
Article 1.

    (i) Any portion of the Merger Fund which remains undistributed to the stockholders of the Company for six months after the Effective Time shall be delivered to Parent upon demand and any stockholders of the Company who have not theretofore complied with this Article 2 shall thereafter look only to Parent for payment of their claim for the Common Merger Consideration or the Series 1 Merger Consideration.

    (j) Neither Acquisition nor the Company shall be liable to any holder of Shares for cash from the Merger Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    (k) All Common Merger Consideration or the Series 1 Merger Consideration paid upon the surrender of certificates representing the outstanding Shares in accordance with the terms hereof shall be deemed, to the fullest extent permitted by Applicable Law, to have been delivered in full satisfaction of all rights pertaining to such Shares, and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Company of the Shares which were outstanding immediately prior to the Effective Time.

    Section 1.10  TREATMENT OF STOCK OPTIONS.

    (a) CONVERSION OF STOCK OPTIONS. Each vested and unvested option to purchase Common Shares (each a "Company Stock Option") that has been granted and is outstanding immediately prior to the

Effective Time shall be cancelled and extinguished and at the Effective Time shall become the right to receive an amount, without interest, and subject to applicable withholding taxes, in cash equal to the remainder that results when the aggregate exercise price of such option is subtracted from the product of
(i) the number of Common Shares for which such option is exercisable multiplied by (ii) the Per Share Merger Consideration. The sum of the exercise prices for all outstanding Company Stock Options, less the sum of all exercise prices actually paid in respect of Company Stock Options to the Company between the date hereof and the Closing Date (the "Aggregate Paid Exercise Prices") is the "Aggregate Option Exercise Price."

    (b) AMENDMENTS TO THE COMPANY STOCK OPTIONS. At or before the Effective Time, the Company shall cause to be effected any necessary amendments to the terms of Company Stock Options to give effect to the foregoing provisions of this Section 1.10.

    Section 1.11  AGGREGATE MERGER CONSIDERATION AND ADJUSTMENTS.

    (a)  TRUE UP BALANCE SHEET AND ADJUSTMENTS.

        (i) As promptly as possible, but no later than forty-five (45) calendar days after the Closing Date, the Surviving Company shall prepare a consolidated balance sheet of the Company, dated as of the Closing Date (the "True Up Balance Sheet"), which shall be prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and in accordance with accounting policies and practices consistent with those used in the preparation of the Company's audited financial statements. On completion of the True Up Balance Sheet, the Surviving Company (with the assistance of the Transition Personnel) shall calculate the Aggregate Merger Consideration as adjusted to reflect (i) Balance Sheet adjustments as set forth in Section 1.11(c), (ii) the adjustments relating to property damage in Section 1.11(b), and (iii) Transaction Expense Adjustments (hereinafter defined in Section 1.11(d)). The adjustments to the Aggregate Merger Consideration set forth in this Section 1.11 shall be calculated in a manner consistent with the calculations set forth on Exhibit A. Promptly following completion of such calculations, the Surviving Company shall provide to Parent the True Up Balance Sheet and such Aggregate Merger Consideration calculations. If within five (5) business days following delivery of the True Up Balance Sheet and such calculations to Parent, Parent has not given the Surviving Company and Raymond Marino notice of any objection, then such Aggregate Merger Consideration calculation shall be deemed to be final on the fifth business day following delivery. If Parent gives notice of objection, then Parent and Surviving Company (with the assistance of the Transition Personnel) shall have five (5) business days within which to resolve the objection to their mutual satisfaction. If no resolution is reached by the parties within such five-day period, the issues in dispute will be submitted to Arthur Andersen LLP, certified public accountants (the "Accountants"), for resolution. The determination of the Accountants, as set forth in a notice delivered to the Surviving Company, will be binding on both parties. The Aggregate Merger Consideration calculation as adjusted pursuant to this Section 1.11 in accordance with the Accountants' determination shall be deemed final on the day following delivery of the Accountants' notice as provided in the immediately preceding sentence.

        (ii) For purposes of preparing the True Up Balance Sheet, the Surviving Company shall engage, as independent contractors, for such period following the Closing Date as is reasonably necessary, the Company's current Chief Executive Officer, the current Vice President of Finance, two Controllers, one member of the accounting staff and an administrative assistant (collectively, the "Transition Personnel"). Each of the Transition Personnel shall be compensated as an independent contractor for such period commensurately with such person's compensation from the Company at the Closing Date, taking salary, bonus and benefits into account. The Company's current Chief Executive Officer will be responsible for reconciling as necessary the True Up Balance Sheet.

    (b)  PROPERTY DAMAGE ADJUSTMENTS.

        (i) In the event that, before the Effective Time, all or any portion of the Properties is damaged or destroyed by casualty that is covered by insurance such that the cost to repair such damage or destruction (as reasonably estimated by the Company and Parent) (A) would not exceed $3,000,000 or (B) would exceed $3,000,000 and Parent does not elect to terminate this Agreement pursuant to Section 8.1(f), the Company shall assign to Parent any right to insurance proceeds by reason of such casualty, the Aggregate Merger Consideration shall be decreased by the amount of any deductible to the insurance applicable to such casualty.

        (ii) In the event that, before the Effective Time, all or any portion of the Properties is damaged or destroyed by casualty that is not covered by insurance such that the cost to repair (A) would not exceed $2,000,000 or
    (B) would exceed $2,000,000 and Parent does not elect to terminate this Agreement pursuant to Section 8.1(f), the Company shall assign to Parent any right to insurance proceeds by reason of such casualty, the Aggregate Merger Consideration shall be decreased by an amount equal to the lesser of (X) the cost to repair such damage, or (Y) $2,000,000.

    (c)  BALANCE SHEET ADJUSTMENTS.

        (i) The Aggregate Merger Consideration shall be adjusted as follows to reflect changes in the amounts of certain assets and liabilities of the Company through the Closing Date. For purposes of these calculations, the "Assumed Balance Sheet Amount" is -$49,518,278 (such negative amount representing the sum of the "Company Assets" MINUS the "Company Liabilities", such "Company Assets" and "Company Liabilities" to be determined in a manner consistent with the calculations and information set forth on Exhibit A).

        (ii) To the extent that the sum of the Company Assets MINUS the Company Liabilities (such sum, the "Actual Amount") calculated based on the True Up Balance Sheet is less than the Assumed Balance Sheet Amount, the Aggregate Merger Consideration shall be decreased by such difference.

        (iii) To the extent that the Actual Amount calculated based on the True Up Balance Sheet is greater than the Assumed Balance Sheet Amount, the Aggregate Merger Consideration shall be increased by such difference.

    (d) TRANSACTION EXPENSE ADJUSTMENTS. The Aggregate Merger Consideration shall be further adjusted as follows in connection with directors' and officers' insurance premiums (such adjustment, the "Transaction Expense Adjustments"):

    to the extent that the actual cost of the insurance policies purchased in accordance with Section 6.3(b) is (x) greater than $100,000, the Aggregate Merger Consideration will be decreased by the amount by which such actual cost exceeds $100,000, or (y) less than $100,000, the Aggregate Merger Consideration will be increased by the amount by which $100,000 exceeds such actual cost.

                                   ARTICLE 2
                      CONDITIONS TO CONSUMMATION OF MERGER

    Section 2.1. CONDITIONS TO ALL PARTIES' OBLIGATIONS. The respective obligations of the parties hereto to consummate the Merger shall be subject to the satisfaction (or waiver by each party) as of the Effective Time of the following conditions:

    (a) GOVERNMENTAL APPROVALS. Any notice or approvals to or of any federal, state or foreign governmental authority with respect to the Merger shall have been either filed, in the case of notices, or received, in the case of approvals.

    (b) NO ORDER. No federal, state or foreign governmental, administrative or regulatory authority or other agency or commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which remains in effect, and which has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated by this Agreement.

    (c) STOCKHOLDER APPROVAL. This Agreement and the terms of the Merger shall have been approved by the holders of two-thirds of the Shares, in accordance with the applicable provisions of the MGCL and the Articles of Incorporation and bylaws of the Company.

    Section 2.2. CONDITIONS TO PARENT AND ACQUISITION'S OBLIGATIONS. The obligations of Parent and Acquisition to consummate the Merger are subject to the satisfaction (or waiver by each of Parent and Acquisition) as of the Effective Time of the following conditions:

    (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Company made in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as specifically contemplated by this Agreement, as of the Effective Time, as though made as of the Effective Time (except to the extent such representations specifically relate to an earlier date, in which case such representations shall be true and correct in all material respects as of such earlier date), and the Company shall have performed or complied with, or shall have caused to be performed or complied with, in all material respects all obligations and covenants required by this Agreement to be performed or complied with by the Company by the Effective Time; and Parent and Acquisition shall have received from the Company a certificate dated as of the Effective Time and signed by an authorized officer of the Company confirming the foregoing.

    (b) CERTIFICATES OF GOOD STANDING. Parent and Acquisition shall have received from the Company (i) certificates as to the Company and each of the Subsidiaries, issued by the appropriate governmental authority of the respective jurisdictions of incorporation of each of the Company and each of the Subsidiaries (ii) certificates as to the Company issued by the appropriate governmental authority of each of the jurisdictions in which the Company is qualified to do business as a foreign corporation as set forth on SCHEDULE 3.1, and (iii) certificates as to each of the Subsidiaries issued by the appropriate governmental authority of each jurisdiction in which such Subsidiary is qualified to do business as a foreign corporation as set forth on SCHEDULE 3.6(a), in each case evidencing its good standing in such jurisdiction or state as of a date not more than ten days prior to the Effective Time.

    (c) RESOLUTIONS. Parent and Acquisition shall have received from the Company (i) certified copies of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and
(ii) certified copies of resolutions of the Stockholders or a certificate of the Secretary of the Company certifying as to the affirmative vote of two-thirds of the votes that the Stockholders of the outstanding shares are entitled to cast approving this Agreement and the terms of the Merger, and all such resolutions shall not have been revoked and shall remain in full force and effect.

    (d) THIRD-PARTY CONSENTS. The Company shall have obtained from CapMark Services its consent and agreement to the assignment of the CapMark Loans to, and assumption of the CapMark Loans by, Parent's designee in connection with any sale by Parent of certain assets of the Company, including the assets of the Company which secure the CapMark Loans. The Company shall have obtained in writing any third-party consents necessary in connection with a sale by Parent of certain assets of the Company and the assignment of all material service contracts, equipment leases or other agreements affecting such assets. The Company shall have obtained in writing any material third-party consents required under any of the Contracts that are indicated with an asterisk on
SCHEDULE 3.4. For purposes hereof, "CAPMARK LOANS" means, collectively, (i) the loan (the "SOUTH BAY LOAN") in the original principal amount of $9,450,000 between CapMark Services, successor to AMRESCO Capital Corporation

(together with any successor obligee with respect to the South Bay Loan or the Tucson Loan, "CAPMARK") and PGP Southbay Office Tower, Inc., encumbering the South Bay Property (as defined in SCHEDULE 3.9(a)(1) and (ii) the loan (the "TUCSON LOAN") in the original principal amount of $3,850,000 between CapMark and PGP North Tucson Business Center, Inc., encumbering the Tucson Property (as defined in SCHEDULE 3.9(a)(1)).

    (e) TENANT ESTOPPELS. The Company shall have obtained and delivered to Parent or its designee at least two (2) business days prior to Closing tenant estoppel certificates (each an "ESTOPPEL CERTIFICATE") addressed to Parent or its designee, in form and substance attached hereto as Exhibit B, or otherwise including substantially all of the information provided for in each tenant's lease or leases from (i) tenants under Leases occupying at least seventy percent (70%) of the rentable square feet of the Properties, (ii) each tenant whose Lease or Leases covers at least 10,000 rentable square feet of the Properties, and (iii) each tenant (other than up to two tenants) whose Lease or Leases covers at least 5,000 but less than 10,000 rentable square feet of the Properties.

    (f) TITLE MATTERS. There shall be no liens or encumbrances on the assets of the Company and its Subsidiaries other than liens for property taxes for the then current fiscal year not yet payable and the title exceptions shown on
SCHEDULE 2.2(f) (collectively, "PERMITTED EXCEPTIONS"). The Company shall have obtained pay-off letters from the holders of all long-term indebtedness secured by the assets of the Company or its Subsidiaries (other than the CapMark Loans and equipment leases), which provide for the payment in full of such indebtedness at the Closing and, upon the payment in full of such indebtedness, the release of all liens and encumbrances affecting the assets of the Company and its Subsidiaries, other than Permitted Exceptions.

    Section 2.3. CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company) as of the Effective Time of the following conditions:

    (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of each of Parent and Acquisition made in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time, as though made as of the Effective Time (except to the extent such representations specifically relate to an earlier date, in which case such representations shall be true and correct as of such earlier date), and each of Parent and Acquisition shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Parent, Acquisition or any affiliate of Parent by the Effective Time; and the Company shall have received from each of Parent and Acquisition a certificate dated as of the Effective Time and signed by an authorized trustee or officer of each of Parent and Acquisition confirming the foregoing.

    (b) CERTIFICATE OF GOOD STANDING. The Company shall have received a certificate as to Acquisition issued by the appropriate governmental authority of the jurisdiction of incorporation of Acquisition, evidencing its good standing in such jurisdiction as of a date not more than ten days prior to the Effective Time.

    (c) RESOLUTIONS. The Company shall have received from (i) Parent satisfactory evidence of authority for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby,
(ii) Acquisition certified copies of resolutions duly adopted by the board of directors of Acquisition authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and
(iii) Parent certified copies of resolutions acting in its capacity as the sole stockholder of Acquisition approving this Agreement and the consummation of the transactions contemplated hereby, and all such resolutions shall not have been revoked and shall remain in full force and effect.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to Parent and Acquisition as follows:

    Section 3.1. ORGANIZATION AND GOOD STANDING OF THE COMPANY. The Company is a corporation duly organized and validly existing under the laws of the State of Maryland. Each of the Subsidiaries is a corporation duly organized and validly existing under the laws of the State of California. Each of the Company and its Subsidiaries has all requisite corporate power and authority and, to the Knowledge of the Company, possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to carry on its business as presently conducted other than such franchises, licenses, permits, authorizations and approvals the lack of which would not be reasonably likely to have a material adverse effect on the business operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole (collectively, a "COMPANY MATERIAL ADVERSE EFFECT"). Each of the Company and its Subsidiaries is duly qualified and in good standing to do business in the jurisdictions set forth on SCHEDULE 3.1, which jurisdictions constitute all jurisdictions in which the nature of its business or the ownership, leasing or holding of its properties makes such qualification necessary, except such jurisdictions where the failure be so qualified or in good standing would not be reasonably likely to have a Company Material Adverse Effect.

    Section 3.2. AUTHORITY. The Company has all requisite corporate power and authority to execute and deliver this Agreement and, on receipt of the consents and approvals described in Section 3.4, to consummate the transactions contemplated hereby. All necessary corporate action required to have been taken by or on behalf of the Company by Applicable Law or its charter documents has been taken to authorize (a) the approval, execution and delivery on behalf of the Company of this Agreement and (b) subject to receipt of the consents and approvals described in Section 3.4, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except (i) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers and (ii) for the limitations imposed by general principles of equity (the foregoing exceptions set forth in clauses (i) and (ii) being referred to as the "ENFORCEABILITY EXCEPTIONS").

    Section 3.3.  NO CONFLICTS.

    (a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Articles of Incorporation or By-laws of the Company or any Subsidiary, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree of any federal, state, local or foreign court, governmental or regulatory body, agency or authority (a "GOVERNMENTAL ENTITY") applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) except as set forth in SCHEDULE 3.3, result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of; or result in the creation of a lien or other encumbrance on any property or asset of the Company or any Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except where, in the case of (ii) and (iii), such conflict, violation, breach or default would not have a Company Material Adverse Effect.

    (b) Except as set forth in SCHEDULE 3.3, no note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation of the Company or any of its Subsidiaries, by its terms prohibits the Company or any of its Subsidiaries from incurring indebtedness or granting liens on any assets of the Company or any of its Subsidiaries.

    Section 3.4. CONSENTS AND APPROVALS. Except for (a) the approval of the Stockholders as contemplated by Section 5.4, (b) filings with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and (c) the filing and recordation of the Articles of Merger as required by the MGCL neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions to which the Company is a party contemplated hereby will require any consent, approval, authorization or permit of, or filing with or notification to, any federal, state or foreign governmental or regulatory authority or any other person, except (i) as set forth on SCHEDULE 3.4 or (ii) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, (x) would not prevent or materially delay the Company from performing its obligations under this Agreement and (y) would not be reasonably likely to have a Company Material Adverse Effect.

    Section 3.5.  CAPITAL STOCK OF THE COMPANY.

    (a) AUTHORIZED AND OUTSTANDING CAPITAL STOCK. The authorized capital stock of the Company consists of Twelve Million (12,000,000) shares of stock, of which
(i) Two Million (2,000,000) shares have been initially classified as Preferred Stock, of which Three Hundred Thousand (300,000) shares have been classified as Series 1 Convertible Preferred Stock, par value $1.00 per share, of which 300,000 shares are outstanding; (ii) Ten Million (10,000,000) shares have been initially classified as common stock, par value $1.00 per share, of which 4,052,090 are outstanding, and 118,554 of which were outstanding and are held as treasury stock by the Company.

    (b) THE COMPANY STOCK OPTIONS. SCHEDULE 3.5(b) sets forth the name of each person holding the Company Stock Options (the "OPTIONHOLDERS"), the number of Shares with respect to which such Company Stock Options may be exercised and the exercise price per share of such Company Stock Options.

    (c) NO OTHER EQUITY RIGHTS. Except for the Shares, there are no shares of capital stock or other equity securities of the Company outstanding. The Shares have not been issued in violation of, and none of the Shares is subject to, any preemptive or subscription rights. Other than as set forth on SCHEDULE
3.5(b) with respect to Company Stock Options, there are no outstanding or authorized warrants, options, "PHANTOM" stock rights, agreements, convertible or exchangeable securities or other commitments (other than this Agreement) pursuant to which the Company or any Subsidiary is or may become obligated to issue, sell, purchase, return or redeem any shares of capital stock or other securities of the Company or any Subsidiary. The Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Shares.

    Section 3.6.  SUBSIDIARIES; EQUITY INTERESTS.

    (a) SUBSIDIARIES. SCHEDULE 3.6(a) sets forth a true and complete list of all persons of which the Company owns a majority of the equity interests (each a "SUBSIDIARY"), listing for each such Subsidiary its name, its jurisdiction of incorporation, its authorized capital stock, partnership capital or equivalent, the number and type of its issued and outstanding shares of capital stock, partnership interests or similar ownership interests, the percentage of such shares of capital stock, partnership interests or similar ownership interests owned by the Company and the current ownership of any such shares, partnership interests or similar ownership interests not owned by the Company. All of the issued and outstanding shares of each of the Subsidiaries are validly issued, fully paid and nonassessable. The shares of each of the Subsidiaries have not been issued in violation of, and none of such shares is subject to, any preemptive or subscription rights. There are no outstanding or authorized warrants, options, "PHANTOM" stock rights, agreements, convertible or exchangeable securities or other commitments pursuant to which any Subsidiary is or may become obligated to issue, sell, purchase, return or redeem any shares of capital stock or other securities of such Subsidiary. The shares of each of the Subsidiaries are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of such shares. No Subsidiary is required to file any form, report or other document under the Securities Act of 1933, as amended (the "SECURITIES ACT") or Exchange Act.

    (b) OTHER EQUITY INTERESTS. Except as set forth on SCHEDULE 3.6(b), other than the Subsidiaries, there are no corporations, partnerships, joint ventures, associations or other similar entities in which the Company owns, of record or beneficially, any direct or indirect equity or other similar interest or any right (contingent or otherwise) to acquire the same.

    Section 3.7. FINANCIAL STATEMENTS. The financial statements set forth in the Company's Form 10-K for the fiscal year ended December 31, 1999, which consist of the audited consolidated balance sheets of the Company and the notes thereto as of December 31, 1998 and 1999 (the December 31, 1999 balance sheet being referred to herein as the "COMPANY BALANCE SHEET"), and the audited consolidated statements of income, stockholders' equity and cash flows and the notes thereto for the years ended December 31, 1997, 1998 and 1999, audited by Arthur Andersen LLP, whose report thereon is included therewith, were prepared in accordance with GAAP, and present fairly, in all material respects, the Company's consolidated financial position and the results of its consolidated operations, stockholders' equity and consolidated cash flows as of the date thereof and for the period covered thereby.

    Section 3.8. ASSETS OTHER THAN REAL PROPERTIES. The Company has good title to all material assets, except as otherwise specified below in this Section 3.8, reflected on the Company Balance Sheet or thereafter acquired, except those sold or otherwise disposed of since the date of the Company Balance Sheet in the ordinary course of business consistent with past practice, free and clear of all mortgages, liens, security interests or other encumbrances of any nature whatsoever, except (a) such as are disclosed on SCHEDULE 3.8 and (b) Permitted Liens. For purposes of this Agreement, "PERMITTED LIENS" shall mean
(i) mechanics', carriers', workmen's, warehousemen's, repairmen's or other like liens arising in the ordinary course of business, (ii) liens arising under original purchase price conditional sale contracts and equipment leases with third parties entered into in the ordinary course, (iii) liens for Taxes and other governmental obligations and (iv) other imperfections of title, restrictions or encumbrances, if any, which liens, imperfections of title, restrictions or other encumbrances do not materially impair the continued use in the business of the respective owner thereof, and operation of the specific assets to which they relate.

    This Section 3.8 does not relate to real property or interests in real property, which are the subject of Section 3.9, or to intellectual property, which is the subject of Section 3.10.

    Section 3.9.  REAL PROPERTIES.

    (a) The Company and/or its Subsidiaries own the real property listed on
SCHEDULE 3.9(a)(1), which is the only real property owned by the Company or its Subsidiaries. The Company represents and warrants that, to the Company's Knowledge, the leases, together with all amendments, modifications, extensions thereto and guaranties thereof (collectively, the "LEASES") which are the Leases for the tenants described on the rent roll (the "RENT ROLL")(which is attached as SCHEDULE 3.9(a)(2)) and the service contracts, equipment leases and other personal property financings, or other agreements relating to the operation, repair or maintenance of the Properties (collectively, the "SERVICE CONTRACTS") listed on SCHEDULE 3.9(a)(3) hereto are all of the leases, contracts or agreements affecting the Properties and that the copies of the Leases and Service Contracts heretofore made available to Parent constitute full, true and correct copies of the Leases and Service Contracts. The Company further represents and warrants that, to the Company's Knowledge, such Service Contracts constitute all of the agreements (exclusive of the Leases) which would be binding upon the Surviving Corporation or the Properties following the Closing Date. The Company shall cause to be terminated prior to the Closing (i) all Service Contracts listed on
SCHEDULE 3.9(a)(3) and marked rejected and (ii) all Brokerage Agreements, equipment leases, contracts or other agreements in connection with the Property that are not listed on SCHEDULE 3.9(a)(3) or entered into by the Company after the date of this Agreement without the prior written consent of Parent.

    (b) All Leases have been duly executed by the Company or its Subsidiaries, as applicable, and, to the Company's Knowledge, except as set forth on SCHEDULE 3.9(b), (A) all Leases are in full force and effect according to the terms set forth therein and (B) there is no default under any Lease nor circumstances which with the giving of notice or the passage of time would constitute a default under any Lease (including any bankruptcy of any tenant); and except as has been set forth on SCHEDULE 3.9(b), the Company has not made any oral agreement with any tenant of the Properties and has not granted any concession, abatement or adjustment to any tenant except as expressly set forth in the Lease with such tenant.

    (c) The brokerage agreements listed on SCHEDULE 3.9(c) are the only brokerage agreements in connection with the Properties.

    (d) All leasing or brokerage fees or commissions presently owing on the date of execution of this Agreement with respect to any of the Leases have been or shall be paid in full by the Company prior to the Closing.

    (e) To the Company's Knowledge, the information set forth in the Rent Roll is true, correct and complete.

    (f) There are no material service contracts, equipment leases or other agreements affecting the Properties except the Service Contracts.

    (g) Except as set forth on SCHEDULE 3.9(g), neither the Company nor any Subsidiary has been served as a party to, or otherwise notified of, any litigation or other proceeding that arises out of the ownership of the Properties or that might detrimentally affect the use, operation or development of the Properties for its intended purpose or the value of the Properties or adversely affect the ability of the Company to perform its obligations under this Agreement, nor, to the Company's Knowledge, without inquiry, has any such litigation been threatened with respect to the Properties.

    (h) During the period of the Company's direct or indirect ownership of the Properties, and, to the Company's Knowledge, during the period of the Company or its Subsidiaries' ownership or occupation of any formerly owned properties neither the Company nor any of its Subsidiaries, has engaged in any operations or activities upon, or any use or occupancy of the Properties, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials (whether legal or illegal, accidental or intentional) on, under, in or about the Properties, or transported any Hazardous Materials to, from or across the Properties, except in all cases in material compliance with all applicable governmental or other environmental laws, statutes, ordinances, orders or other requirements (collectively, "ENVIRONMENTAL LAWS") and only in the course of legitimate business operations at the Properties (which does not include any business primarily or substantially devoted to the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of Hazardous Materials). Neither the Company nor its Subsidiaries has received any written notice, demand, letter, claim, request for information or other written communication alleging that the Company or any of its Subsidiaries is or has been in violation of, or has any liability or potential liability under, any Environmental Law or any governmental permit, license or other authorization thereunder. Except as set forth in the Reports and Documents and except for the use of cleaning supplies and other substances in the ordinary course of business in a manner that complies in all material respects with Environmental Laws, to the Company's knowledge, there are no Hazardous Materials on the Properties. To the knowledge of the Company, none of the properties currently or formerly owned or occupied by the Company is listed or proposed for listing on the "NATIONAL PRIORITIES LIST" or the Comprehensive Environmental Response, Compensation and Liability Information System pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended, or any analogous state list. Neither the execution of this Agreement nor the consummation of the transactions contemplated herein will require any investigation or remediation of Hazardous Materials, or any notice to or consent of any governmental authority or third party, pursuant to any applicable Environmental Law or any governmental permit, license or other authorization thereunder. The term "HAZARDOUS MATERIALS" as used in this Agreement shall mean and refer to (i) any hazardous or toxic wastes, materials or substances, or chemicals, and other pollutants or contaminants, which are or become regulated by applicable local, state, regional and/or federal orders, ordinances, statutes, rules, regulations (as interpreted by judicial and administrative decisions) and laws; (ii) asbestos, asbestos-containing materials or urea formaldehyde; (iii) polychlorinated biphenyls; (iv) flammables, explosive, corrosive or radioactive materials; (v) medical waste and biochemicals; and
(vi) gasoline, diesel, petroleum or petroleum by-products. The term "REPORTS AND DOCUMENTS" as used in this Agreement shall mean all environmental reports pertaining to or concerning the Properties to the extent the same were made available to Parent prior to the date of this Agreement.

    (i) To the Company's Knowledge, there is no default, nor any circumstance which with the giving of notice or the passage of time would constitute a default, under the CapMark Loan Documents. The term "CAPMARK LOAN DOCUMENTS" as used in this Agreement shall mean and refer to the documents evidencing and securing the CapMark Loans.

    (j) To the Company's Knowledge, there are no material violations of any law, rule, regulation, judgment or decree applicable to the Company or the Properties which would materially affect the value of the Properties for their intended use.

    (k) The representations and warranties contained in this Section 3.9 shall be deemed to be remade of the Closing Date.

    Section 3.10. INTELLECTUAL PROPERTY. SCHEDULE 3.10 sets forth a complete and correct list of (i) all items which either the Company or a Subsidiary claims as a trademark, trade name or registered copyright, and all trade name registrations or applications, copyright registrations or applications for copyright registration, (ii) each license or licensing agreement for any of the foregoing to which either the Company or a Subsidiary is a party or by which either is bound and (iii) the jurisdictions in which each such trademark, trade name, copyright, application and registration has been issued, filed or made (including the official number or other identifier of such issuance, registration or application). To the Knowledge of the Company, neither the Company nor any Subsidiary infringes upon or unlawfully or wrongfully uses, in either such case in any material respect, any intellectual property owned or claimed by another person. The Company or a Subsidiary either owns the entire right, title and interest in, to and under, or has a valid license to use, any and all intellectual property which is material to the conduct of the business of the Company in the manner that the business of the Company is currently being conducted.

    Section 3.11. CONTRACTS. SCHEDULES 3.11(a) through 3.11(m) set forth a true and complete list of each of the following types of contracts to which the Company or any Subsidiary is a party (together with the leases related to the Leased Properties, "CONTRACTS"):

    (a) EMPLOYMENT, INDEPENDENT CONTRACTOR AND CONSULTING AGREEMENTS. (i) Any employment agreement, employment contract or any agreement or contract providing for the payment of any severance compensation to any Company Person (as defined below) or for the provision, vesting and/or acceleration of any employee benefits following a change of ownership or control of the Company or its Subsidiaries and (ii) any independent contractor or consulting agreement that has an aggregate liability after the Closing in excess of $10,000 and is not terminable by notice of less than 60 calendar days for a cost of less than $10,000;

    (b) COLLECTIVE BARGAINING AGREEMENTS. Any employee collective bargaining agreement or other contract with any labor union;

    (c) NON-COMPETITION AGREEMENTS. Any covenant or agreement that restricts the ability of the Company or any Subsidiary or any management employee of the Company or any Subsidiary to compete in any line of business in any place in the world;

    (d) AGREEMENTS WITH OFFICERS, DIRECTORS OR EMPLOYEES. Any agreement or contract with any officer, director or employee of the Company or any Subsidiary (other than employment agreements covered by paragraph (a) above);

    (e) SUBLEASES OF LEASED PROPERTIES. Any sublease or similar agreement under which the Company or any Subsidiary is a sublessor of, or makes available for use by any third party, all or any portion of any real property leased by the Company or any Subsidiary;

    (f)  PERSONAL PROPERTIES LEASES.  Any lease or similar agreement under which
(i) the Company or any Subsidiary is lessee of, or holds or uses, any machinery, equipment, vehicle or other tangible personal property owned by a third party or
(ii) the Company or any Subsidiary is a lessor or sublessor of, or makes available for use by any third party, any tangible personal property owned or leased by the Company or any Subsidiary, in any such case which has an aggregate liability after the Closing in excess of $10,000 and is not terminable by notice of less than 60 calendar days for a cost of less than $10,000;

    (g) SUPPLY AND SERVICE AGREEMENTS. (i) Any continuing agreement or contract for the future purchase by the Company or any Subsidiary of materials, supplies or equipment or (ii) any advertising agreement or arrangement, in any such case which has an aggregate liability after the Closing in excess of $10,000 and is not terminable by notice of less than 60 calendar days for a cost of less than $10,000;

    (h) INDEBTEDNESS. Any agreement or contract under which the Company or any Subsidiary has borrowed or loaned any money or issued any note, bond, indenture or other evidence of indebtedness or directly or indirectly guaranteed indebtedness, liabilities or obligations of others (other than endorsements for the purpose of collection in the ordinary course of business), or any other note, bond, indenture or other evidence of indebtedness;

    (i) GUARANTEES. Any agreement or contract under which any other person has directly or indirectly guaranteed indebtedness, liabilities or obligations of the Company or any Subsidiary (other than endorsements for the purpose of collection in the ordinary course of business) or any agreement for indemnification;

    (j) PARTNERSHIPS, LIMITED LIABILITY COMPANIES AND JOINT VENTURES. Any partnership agreement, limited liability company agreement or other joint venture agreement to which the Company or any Subsidiary is a party;

    (k) CONTRACTS PROVIDING FOR POWER OF ATTORNEY. All material contracts or arrangements that result in any person or entity holding a power of attorney from the Company or any Subsidiary that relates to the Company, any Subsidiary or their respective businesses;

    (l) ACQUISITION AND DISPOSITION AGREEMENTS. All agreements pursuant to which the Company or any Subsidiary, in the last five years, has acquired, or agreed to acquire, or disposed or agreed to dispose of, all or a substantial portion of the assets of or equity interests in any corporation, partnership or other entity or any Subsidiary, division or business thereof, except for such agreements that have been filed by the Company as exhibits or otherwise with the Securities and Exchange Commission; and

    (m) OTHER AGREEMENTS. Any other agreement, contract, lease, license (including exclusive Intellectual Properties licenses), commitment or instrument to which the Company or any Subsidiary is a party or by or to which the assets or business of the Company or any Subsidiary is bound or subject, which in any case has an aggregate liability after the Closing in excess of $10,000, and is not terminable by notice of less than 60 calendar days for a cost of less than $10,000.

Set forth on SCHEDULE 3.11 is a list of the material contracts of the Company and its Subsidiary, as the case may be ("MATERIAL CONTRACTS"). With respect to each such Material Contract, the Company or its Subsidiary, as the case may be, has performed all material obligations required to be performed by it to date under the Contracts to which it is a party and it is not in breach or default in any material respect thereunder and, to the Knowledge of the Company (as defined below), no other party to any of the Contracts is in breach or default in any material respect thereunder.

    Section 3.12. LITIGATION; DECREES. SCHEDULE 3.12 sets forth a list, as of the date of this Agreement, of all pending and, to the Knowledge of the Company, threatened lawsuits or claims with respect to which the Company has contacted in writing the defendant or has been contacted in writing by the claimant or by counsel for the claimant by or against the Company or any of its Subsidiaries or any of the properties, assets, operations or businesses of the Company or any of its Subsidiaries and which (a) involve a claim by or against the Company or any of its Subsidiaries of more than $10,000, (b) seek any injunctive relief or (c) relate to the transactions contemplated by this Agreement. To the Knowledge of the Company, except as disclosed on SCHEDULE 3.12, the Company is not in default under any judgment, order or decree of any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, applicable to the Company or any of its Subsidiaries or any of the properties, assets, operations or businesses of the Company or any of its Subsidiaries, except where such default would not be reasonably likely to have a Company Material Adverse Effect.

    Section 3.13.  EMPLOYEE AND RELATED MATTERS; ERISA.

    (a) PLANS. SCHEDULE 3.13(a) sets forth each employee pension, retirement, profit sharing, stock bonus, stock option, stock purchase, incentive, deferred compensation, hospitalization, medical, dental, vision, life insurance, accidental death and dismemberment insurance, business travel insurance, cafeteria and flexible spending, sick pay, disability, severance, golden parachute or other plan, fund, program, policy, contract or arrangement (including any contracts or agreements with certain employees of the Company that relate to the transactions contemplated by this Agreement) providing employee benefits that is maintained or contributed to by the Company in which any the Company Persons have participated or under which any the Company Persons have accrued and remain entitled to any benefits (the "PLANS"). The Company has delivered to Parent and Acquisition true, complete and correct copies of (i) each Plan (or, in the case of any unwritten Plans, descriptions thereof), (ii) the most recent annual report on Form 5500 filed with the IRS with respect to each Plan (if any such report was required), (iii) the most recent summary plan description for each Plan for which such a summary plan description is required,
(iv) each trust agreement and group annuity contract relating to any Plan, and
(v) the most recent actuarial report or valuation relating to a Plan subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Neither the Company nor any corporation or trade or business (whether or not incorporated) which would be treated as a member of the controlled group including the Company under Section 4001(a)(14) of ERISA (as defined below) (an "ERISA AFFILIATE") would be liable for any amount pursuant to Section 4062, 4063 or 4064 of ERISA, if any Plan which is subject to Title IV of ERISA were to terminate.

    (b) COMPLIANCE WITH ERISA AND THE CODE. None of the Company or any of the Plans or any trust created thereunder, or any trustee or administrator thereof, has engaged in a transaction in connection with which the Company would be subject to either a material liability or civil penalty assessed pursuant to Sections 409, 502(i) or 502(1) of ERISA or a material Tax imposed pursuant to Section 4971, 4972, 4974, 4975, 4976 or 4980B of the Internal Revenue Code of 1986, as amended (the "CODE"). Except as described on SCHEDULE 3.13(b), each of the Plans has been operated and administered in all material respects in accordance with Applicable Laws, including ERISA, and the Code and, to the Knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company or any ERISA Affiliate could be subject to any material liability under the terms of such Plans, ERISA, the Code or any other applicable law. Each Plan intended to be a qualified plan under Code Section 401 has received a favorable determination letter to that effect (a copy of which has been delivered to Parent and Acquisition) and nothing has occurred since the issuance of such letter that would adversely affect the Tax qualification of any such Plan. There are no pending or, to the Knowledge of the Company, threatened claims by or on behalf of any of the Plans, by any employee or beneficiary covered under any such Plan, or otherwise involving any such Plan (other than ordinary course claims for benefits).

    (c) MULTIEMPLOYER PLAN LIABILITIES. Except as disclosed on SCHEDULE 3.13(c), none of the Company or any ERISA Affiliate is, or has been within the last six years, obligated to contribute, on behalf of any current or former employee of the Company, to a multiemployer plan (as defined in Section 3(37) of ERISA) and no such ERISA Affiliate is liable or reasonably expected to be liable for any withdrawal liability under Section 4201 of ERISA.

    (d) FUNDING; LIENS. With respect to each Plan which is subject to Title IV of ERISA, (i) the present value of accrued benefits under such Plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such Plan's actuary with respect to such Plan, did not, as of its latest valuation date, exceed the then current value of the assets of such Plan allocable to such accrued benefits, (ii) no "REPORTABLE EVENT" (within the meaning of Section 4043 of ERISA) has occurred with respect to any Plan for which the 30-day notice requirement has not been waived and (iii) no condition exists that would subject the Company or any ERISA Affiliate to any material fine under Section 4071 of ERISA.

    (e) EMPLOYEE WELFARE BENEFIT PLANS. No Plan provides benefits, including, without limitation, death or medical benefits (whether or not insured), with respect to current or former employees of the Company or any Subsidiary beyond their retirement or other termination of service, other than (i) coverage mandated by applicable law, (ii) death benefits or retirement benefits under any "EMPLOYEE PENSION BENEFIT PLAN" (as such term is defined in Section 3(2) of ERISA), (iii) deferred compensation benefits accrued as liabilities on the books of the Company or any Subsidiary or (iv) benefits the full cost of which is borne by the current or former employee or his beneficiary. With respect to any Plan that is an employee welfare benefit plan, except as disclosed on SCHEDULE 3.13(e), (i) no such Plan is unfunded or funded through a welfare benefits fund, as such term is defined in Section 419(e) of the Code and (ii) to the Knowledge of the Company, each such Plan that is a group health plan, as such term is defined in Section 5000(b)(1) of the Code, complies with the applicable requirements of Section 4980B(f) of the Code.

    (f) LABOR DISPUTE. To the Knowledge of the Company, as of the date of this Agreement, there is no labor dispute, strike or work stoppage against the Company or any Subsidiary pending or threatened in writing which may materially interfere with the respective business activities of the Company or any Subsidiary. As of the date of this Agreement, to the Knowledge of the Company, none of the Company, any Subsidiary, or their respective representatives or employees has committed any material unfair labor practices in connection with the operation of the respective businesses of the Company or any Subsidiary, and there is no material charge or complaint against the Company or any Subsidiary by the National Labor Relations board or any comparable state agency pending or threatened in writing.

    Section 3.14.  ABSENCE OF CHANGES OR EVENTS.  Except as set forth on
SCHEDULE 3.14, since December 31, 1999, there has not been a Company Material Adverse Effect, other than changes relating to the economy in general or the real estate industry in general and, in each case, not disproportionately affecting the Company. Except as disclosed on SCHEDULE 3.14 or as contemplated by this Agreement, since December 31, 1999, the business of the Company has been conducted in the ordinary course consistent with past practice.

    Section 3.15. COMPLIANCE WITH APPLICABLE LAWS. Except as previously disclosed by the Company to Parent in writing, to the Knowledge of the Company:

    (a) GENERAL. The Company is in compliance in all material respects with all applicable statutes, laws, ordinances, rules, orders and regulations of any governmental authority or instrumentality, domestic or foreign ("APPLICABLE LAWS"), except for any such violations that would not reasonably be likely to have a Company Material Adverse Effect. This Section 3.15 does not relate to matters with respect to Taxes or any other taxes. This Section 3.15(a) does not relate to environmental matters, which are the subject of Sections 3.15(c) and 3.15(d).

    (b) LOBBYING REGULATORY MATTERS. The Company is in compliance in all material respects with all substantive, registration and reporting requirements of the Lobbying Disclosure Act of 1995, as amended, the Foreign Agent Registration Act of 1938, as amended, the Federal Election Campaign Act, federal bribery laws and rules regarding the making of gifts to members of the United States House of Representatives, members of the United States Senate and members of the executive branch of the federal government of the United States.

    (c) PERMITS. Each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any governmental agency or authority necessary for each of the Company or its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "PERMITS"), except where the failure to have, or the suspension or cancellation of any of the Permits would not be reasonably likely to have a Company Material Adverse Effect. As of the date hereof, no suspension or cancellation of any of the Permits is pending or, to the Knowledge of the Company, threatened, except where the failure to have, or the suspension or cancellation of any of the Permits would not be reasonably likely to have a Company Material Adverse Effect.

    Section 3.16.  TAXES.

    (a) TAX RETURNS AND TAXES. Except as set forth on SCHEDULE 3.16(a), the Company has filed or caused to be filed in a timely manner (within any applicable extension periods) with the appropriate Tax authorities all Tax Returns they are required to have filed and have paid or provided for all Taxes they are required to have paid, except where the failure to have filed such a Tax Return or paid or provided for such Taxes would not have a Company Material Adverse Effect. There are no material Tax liens or assessments against the Company or any property or assets of the Company, other than liens for Taxes that are not due and payable or which may thereafter be paid without penalty. No deficiencies for any Taxes have been asserted or assessed by applicable governmental tax authorities against the Company that are not adequately reserved for.

    (b) TAX CLAIMS. Except as set forth on SCHEDULE 3.16(b), no material claim for assessment or collection of Taxes is presently being asserted against the Company and the Company is not a party to any pending action, proceeding, or investigation by any governmental taxing authority nor does the Company have Knowledge of any such threatened action, proceeding or investigation.

    (c)  DEFINITIONS.  For purposes of this Agreement:

        (i) "TAX" (including "TAXES") means all federal, state, local, foreign and other netincome, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, withholding, payroll, employment, excise, stamp, premium, property or other taxes of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto; and

        (ii) "TAX RETURN" means any return, report, statement or information statement required to be filed with respect to Taxes.

    Section 3.17.  EMPLOYEE AND LABOR RELATIONS.  Except as set forth on
SCHEDULE 3.17, (a) there is no labor strike, dispute, or work stoppage or lockout pending or, to the Knowledge of the Company, threatened against or affecting the Company; (b) to the Knowledge of the Company, no union organizing campaign is in progress with respect to the employees of the Company; (c) there is no unfair labor practice charge or complaint against the Company pending or, to the Knowledge of the Company, threatened before the National Labor Relations board, (d) there is no pending or, to the Knowledge of the Company, threatened grievance that would be reasonably likely to have a Company Material Adverse Effect and (e) no charges with respect to or relating to the Company are pending before the Equal Employment Opportunity Commission or any state agency responsible for the prevention of unlawful employment practices as to which there is a reasonable likelihood of adverse determination, other than those which, if so determined, would not be reasonably likely to have a Company Material Adverse Effect.

    Section 3.18.  INSURANCE POLICIES.

    (a) SCHEDULE 3.18 sets forth a true and complete list of all material insurance policies providing coverage at any time within the past three years with respect to the Company and the Subsidiaries. The Company has heretofore provided Parent or Acquisition with a true and correct copy of each insurance policy listed on SCHEDULE 3.18.

    (b) At no time subsequent to January 1, 1997, has the Company or any Subsidiary (i) been denied any insurance or indemnity bond coverage which it has requested, or (ii) received notice from any of its insurance carriers that any insurance premiums will be subject to increase in an amount materially disproportionate to the amount of the increases with respect thereto (or with respect to similar insurance) in prior years or that any insurance coverage currently provided to the Company will not be available in the future substantially on the same terms as are now in effect.

    Section 3.19. SEC FILINGS. The Company has filed all required forms, reports and documents ("COMPANY SEC REPORTS") with the SEC since December 31, 1997, each of which (other than preliminary material) has complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, each as in effect on the dates such forms, reports and documents were filed. None of such Company SEC Reports, including any financial statements or schedules included or incorporated by reference therein, contained when filed any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. The audited consolidated financial statements of the Company included in the Company SEC Reports were prepared in accordance with GAAP and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in consolidated financial position for the periods then ended. The Company has heretofore furnished to Parent complete and correct copies of all amendments and modifications that have not been filed by the Company as part of any Company SEC Reports.

    Section 3.20. OPINION OF FINANCIAL ADVISOR. The Company has received the opinion of Prudential Securities, Inc. to the effect that, as of the date hereof, the Merger Consideration to be received by the holders of the Shares pursuant to the Merger is fair to such holders from a financial point of view, which opinion has not been withdrawn.

    Section 3.21. INFORMATION STATEMENT. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the information statement ("INFORMATION STATEMENT") relating to the meeting of the Company's stockholders to be held in connection with the Merger will, at the date the Information Statement is first mailed to stockholders of the Company and at the time of the meeting of stockholders of the Company to be held, if necessary, in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Information Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. None of the information supplied by the Company in writing for inclusion in the Information Statement (except for information about Parent or Acquisition furnished by Parent or Acquisition, as the case may be, to the Company) will, at the date the Information Statement is first mailed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    Section 3.22. BROKERS AND FINANCIAL ADVISORS. Other than Prudential Securities Incorporated, no broker, financial advisor, finder or investment banker is entitled to any brokerage finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or its Subsidiaries.

    Section 3.23. RECOMMENDATION OF BOARD OF DIRECTORS: VOTE REQUIRED. To the Knowledge of the Company, is there no state takeover statute applicable to the Merger. The board of directors of the Company (the "COMPANY BOARD") has determined to recommend to the Company's stockholders (the "RECOMMENDATION") that they vote to approve this Agreement and the Merger. The affirmative vote of a two-thirds of the votes that the holders of the then-outstanding Shares are entitled to cast with respect to the approval of this Agreement and the Merger is the only vote of the holders of any class or series of the capital stock of the Company necessary to approve this Agreement and the Merger.

                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES
                           OF PARENT AND ACQUISITION

    Parent and Acquisition hereby represent and warrant to the Company as follows:

    Section 4.1. ORGANIZATION AND GOOD STANDING. Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Parent is a statutory trust duly formed and validly existing under the laws of the state of its formation. Parent has all requisite power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to carry on its business as presently conducted other than such franchises, licenses, permits, authorizations and approvals the lack of which would not have a material adverse effect on the ability of Parent to perform its obligations under this Agreement, including its obligation to pay the Merger Consideration (a "PARENT MATERIAL ADVERSE EFFECT").

    Section 4.2. AUTHORITY. Each of Parent and Acquisition has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions to which each of Parent and Acquisition is a party contemplated hereby. All necessary action required to have been taken by or on behalf of each of Parent and Acquisition by Applicable Law or its trust agreement or charter documents, as the case may be, has been taken to authorize (a) the approval, execution and delivery on behalf of each of Parent and Acquisition of this Agreement and (b) the performance by each of Parent and Acquisition of its obligations under this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes a valid and binding agreement of each of Parent and

Acquisition, enforceable against each of them in accordance with its terms, except as the same may be limited by the Enforceability Exceptions.

    Section 4.3. NO BREACH. The execution and delivery of this Agreement by each of Parent and Acquisition do not, and the consummation of the transactions to which each of Parent and Acquisition is a party contemplated hereby will not,
(a) violate or conflict with the organizational documents of Parent or Acquisition or (b) constitute a material breach or default or give rise to any lien, third-party right of termination, cancellation, material modification or acceleration under any material agreement, understanding or undertaking to which Parent is a party or by which it is bound, or violate or conflict with any Applicable Law.

    Section 4.4. CONSENTS AND APPROVALS. Except for (a) filings, permits, authorizations, consents, and approvals as may be required under applicable requirements of the Securities Act, the Exchange Act, state securities or blue sky laws or the HSR Act and (b) the filing and recordation of the Articles of Merger as required by the MGCL, neither the execution and delivery of this Agreement by either of Parent or Acquisition nor the consummation of the transactions to which either Parent or Acquisition is a party contemplated hereby will require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification would not have a Parent Material Adverse Effect.

    Section 4.5. FUNDING. Parent and/or Acquisition have obtained and furnished to the Company certain financing commitments in connection with the transactions contemplated hereby which commitments are in full force and effect. The financing commitments referred to above will be sufficient to make payment in full of the Merger Consideration with respect to the Shares at the Closing, and to pay all expenses and fees payable by Parent and/or Acquisition associated with this Agreement and the transactions contemplated hereby. As of the Closing, Parent and Acquisition shall have taken all measures necessary to ensure that Acquisition or Parent will have sufficient cash on hand to pay the Merger Consideration.

    Section 4.6. LITIGATION; DECREES. Neither Parent nor any of its subsidiaries is in default under any judgment, order or decree of any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, applicable to Parent or any of its subsidiaries or any of the properties, assets, operations or businesses of Parent or any of its subsidiaries, except where such default would not have a Parent Material Adverse Effect.

    Section 4.7. BROKERS. No broker, finder or investment banker is entitled to any brokerage finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Acquisition.

    Section 4.8. INFORMATION STATEMENT. None of the information supplied or to be supplied by Parent or Acquisition to the Company for inclusion or incorporation by reference in the Information Statement will, at the date the Information Statement is first mailed to stockholders of the Company and at the time of the meeting of stockholders of the Company to be held, if necessary, in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information about Parent or Acquisition furnished by Parent or Acquisition, as the case may be, to the Company will, at the date the Information Statement is first mailed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE 5
                            COVENANTS OF THE COMPANY

    Section 5.1. ACCESS. Prior to the Closing, the Company, its Subsidiaries and their respective officers, directors, employees, advisors, representatives and authorized agents will provide Parent and Acquisition and to any potential purchaser from Parent of certain assets of the Company, and, in each case, their representatives, employees, counsel, accountants, financing sources and advisors following reasonable prior notification and in a manner which does not unreasonably interfere with the conduct of the business of the Company or any of the Company's officers, directors, employees, advisors, representatives or authorized agents, access to the personnel, properties, books and records of the Company, in order that they may have the opportunity to make such investigations as they may desire of the affairs of the Company, its Subsidiaries and of the Properties, PROVIDED, HOWEVER, that all information and documentation made available pursuant to the terms of this Section 5.1 shall be subject to the terms of the Confidentiality Agreement between an affiliate of Parent and the Company dated as of November 2, 1999 (the "CONFIDENTIALITY AGREEMENT"). Without limiting the foregoing, Parent or its designee may, following reasonable prior notification of the Company, communicate with any tenant, lender, servicer or other person or entity related to the ownership or operation of any of the Properties.

    Section 5.2. ORDINARY CONDUCT. Except as contemplated by this Agreement, from the date of this Agreement to the Closing, the Company will conduct its business in the ordinary course and operate and maintain its properties, in substantially the same manner as presently conducted as if the Company were not to enter into the Merger, and will make commercially reasonable efforts, substantially consistent with past practices, to preserve its relationships with tenants, customers, suppliers and others with whom the Company deals. Except as expressly set forth in this Agreement, the Company will not do any of the following, without the prior written consent of Parent, which consent shall not be unreasonably withheld or delayed:

    (a) CHARTER AND BYLAWS. Amend its Articles of Incorporation or bylaws, except to the extent required to comply with its obligations hereunder, required by law or required by rules and regulations of the American Stock Exchange;

    (b) DIVIDENDS. Except for the dividend declared by the board of directors of the Company at its board meeting on June 13, 2000, which will be paid on or about July 10, 2000, declare or pay any cash or non-cash dividend or make any other cash or non-cash distributions to the Stockholders whether or not upon or in respect of any shares of its capital stock;

    (c) CAPITAL STOCK. Redeem or otherwise acquire any shares of its or its Subsidiaries' capital stock or sell, issue or encumber any capital stock of the Company or any of its Subsidiaries or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock, except for the issuance of shares of capital stock pursuant to the exercise of outstanding options;

    (d) EMPLOYEE MATTERS. Adopt or amend in any material respect any Plan or collective bargaining agreement, except as required by Applicable Law;

    (e) COMPENSATION. (i) Grant to any executive officer or employee any increase in compensation or benefits or any rights to receive severance payments or other benefits upon a termination of employment or a change of ownership or control of the employer, except (A) as may be required under existing agreements, (B) in the ordinary course of business consistent with past practice or (C) pursuant to agreements substantially similar to those described on
SCHEDULE 3.11(a) with any employees of the Company hired after the date of this Agreement or (ii) terminate any executive officer or employee other than in the ordinary course of business, consistent with past practice;

    (f) INDEBTEDNESS. Except for the borrowings described on SCHEDULE 3.11(h), incur or assume any liabilities, obligations or indebtedness for borrowed money or guarantee any such liabilities, obligations or indebtedness;

    (g) ENCUMBRANCES. Permit, allow or suffer any of its Properties or other assets to be subjected to any mortgage, pledge, lien, encumbrance, restriction or charge of any kind, other than those excepted from the representations set forth in Sections 3.8 and 3.9;

    (h) CANCELLATION OF INDEBTEDNESS. Cancel any indebtedness owing to the Company, or waive any claims or rights, other than cancellations or waivers that cover any indebtedness, claims or rights that, individually, have a value of less than $75,000;

    (i) ACCOUNTING POLICIES. Make any change in any method of accounting or accounting practice, policy or procedure other than those required by GAAP;

    (j) REORGANIZATIONS. Acquire or agree to acquire by merging or consolidating with, or by purchasing the stock of, or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets (other than inventory);

    (k) TAXES. Except with respect to the Company's election to be qualified as a "real estate investment trust", effective January 1, 1999, in accordance with applicable provisions of the Code, make any material tax election or settle or compromise any material tax liability;

    (l) LITIGATION. Commence or settle any material litigation, claim, suit, action or proceeding;

    (m) LEASING, SERVICE CONTRACTS, ETC. Enter into, amend, extend or terminate any individual Lease, service contract or other agreement relating to the ownership, operation, repair or maintenance of the buildings located on the Properties, or any other material agreement or contract relating to any of the Properties or accept rentals under any Lease more than thirty (30) days in advance or take any action which adversely affects title to any of the Properties;

    (n)  CONTRACTS.  Enter into, amend, extend or terminate any Material
Contract;

    (o) ASSET DISPOSITIONS. Sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets, except in the ordinary course of business and except for sales, leases or dispositions of assets that, individually, have a value of less than $75,000;

    (p) OPERATION OF PROPERTIES. Act with respect to the Properties other than in accordance with the Company's preexisting practices as if the transactions contemplated by this Agreement were not to occur (PROVIDED that the Company shall not be obligated to undertake any capital expenditure in excess of $25,000 per building except for capital expenditures that the Company is obligated to undertake under other provisions of this Agreement); or

    (q) AGREEMENTS. Agree, whether in writing or otherwise, to do any of the foregoing.

    Parent's consent under this Section 5.2 shall be deemed to have been given with respect to proposed actions relating to any individual Lease under Section 5.2(m) if Parent fails to notify the Company in writing of Parent's disapproval and the reasons therefore within four (4) business days after receipt of the Company's request for such consent.

    Section 5.3. PREPARATION OF INFORMATION STATEMENT, STOCKHOLDERS' MEETING. (a) The Company, acting through the Company board, shall:

        (i) as soon as practicable, but in no event later than 110 days following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the "STOCKHOLDERS' MEETING"), for the purpose of considering and taking action upon this Agreement and the Merger; and use its commercially reasonable efforts, consistent with applicable law, to obtain approval of this Agreement and the Merger;

        (ii) within 25 business days following the execution of this Agreement, with all reasonable and necessary assistance from Parent and Acquisition, file the Information Statement with the SEC under the Exchange Act (which Information Statement shall include a statement regarding the recommendation of the Company board that the stockholders approve this Agreement and the Merger), and shall use commercially reasonable efforts to have the Information Statement cleared by the SEC as promptly as practicable;

        (iii) use commercially reasonable efforts to cause the Information Statement to be mailed to Stockholders at the earliest practicable date.

    (b) Parent, Acquisition and the Company shall cooperate with each other in the preparation of the Information Statement, and the Company shall promptly notify Parent of the receipt of any comments of the SEC with respect to the Information Statement and of any requests by the SEC for any amendment thereof or supplement thereto or for additional information and shall promptly provide to Parent copies of all correspondence between the Company or any representative of the Company and the SEC. The Company shall give Parent and its counsel the opportunity to review and make comments on the Information Statement prior to its being filed with the SEC and shall give Parent and its counsel the opportunity to review all amendments of and supplements to the Information Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of the Company, Parent and Acquisition agrees to use its commercially reasonable efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Information Statement and all required amendments thereof and supplements thereto to be mailed to the holders of Shares entitled to vote at the Stockholders' Meeting at the earliest practicable time.

    Section 5.4. INSURANCE. The Company shall keep, or cause to be kept, all insurance policies presently maintained relating to the Company and its Subsidiaries and its properties, or suitable replacements therefor, in full force and effect through the close of business on the day of the Closing.

    Section 5.5. ESTOPPEL CERTIFICATES. Promptly following the execution and delivery of this Agreement, the Company agrees to request an estoppel certificate in the form of EXHIBIT B from each tenant under each Lease. The Company shall use commercially reasonable efforts to obtain and deliver to Parent or its designee prior to the Closing Date an Estoppel Certificate from each tenant under each Lease, and shall deliver to Parent or its designee each Estoppel Certificate promptly following receipt thereof by the Company.

    Section 5.6. CONSTRUCTION AND MAINTENANCE WORK. The Company shall use commercially reasonable efforts to complete in accordance with the pre-existing practices at the respective Properties the construction and maintenance work described on SCHEDULE 5.6 attached hereto.

    Section 5.7.  NO SOLICITATION OF TRANSACTIONS.

    (a) Prior to the Closing, the Company and its officers, directors, employees, advisors, representatives and authorized agents shall not, directly or indirectly, solicit, initiate or encourage (including by means of furnishing nonpublic information), or take any other action to facilitate, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) that constitutes, or may reasonably be expected to lead to, a Competing Transaction (as defined below), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize any of its officers, directors or employees or any Subsidiary, or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any Subsidiary, to take any such action. The Company shall notify Parent promptly if, to the

Company's Knowledge, any proposal or offer, or any inquiry or contact with any person with respect thereto, regarding a Competing Transaction is made and shall describe to Parent in reasonable detail the terms and conditions of such offer or proposal. The Company immediately shall cease and cause to be terminated all existing discussions or negotiations with any parties conducted heretofore with respect to a Competing Transaction. The Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party. Notwithstanding anything to the contrary in this Section 5.7, the Company may furnish information to, and enter into discussions with, a person or entity who has made an unsolicited proposal or offer regarding a Competing Transaction, and the Company board has (i) reasonably concluded after consultation with the Company's financial advisor or any successor thereto that such proposal or offer was made in good faith and is reasonably likely, if negotiated, to lead to a Superior Proposal (as defined below), (ii) provided written notice to Parent of its intent to furnish information or enter into discussions with such person at least 48 hours prior to taking any such action and (iii) obtained from such person an executed confidentiality agreement on terms no less favorable to the Company than those contained in the Confidentiality Agreement.

    (b) A "COMPETING TRANSACTION" means any of the following involving the Company (other than the Merger): (i) a merger, consolidation, share exchange, business combination or other similar transaction; (ii) any sale, lease, exchange, transfer or other disposition of 25% or more of the assets of the Company and the Subsidiaries, taken as a whole; (iii) a tender offer or exchange offer for 25% or more of the outstanding voting securities of the Company; or
(iv) any solicitation in opposition to adoption of this Agreement by Company stockholders.

    (c) A "SUPERIOR PROPOSAL" means an unsolicited written bona fide proposal or offer made by a third party to consummate any of the following transactions:
(i) a merger, consolidation, share exchange, business combination or other similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than 50% of the equity interest in the surviving or resulting entity of such transaction or
(ii) the acquisition by any person or group (including by means of a tender offer or an exchange offer or a two-step transaction involving a tender offer followed with reasonable promptness by a cash-out merger involving the Company), directly or indirectly, of ownership of 100% of the then outstanding shares of stock of the Company, on terms (including conditions to consummation of the contemplated transaction) that the Company board determines, in its reasonable judgment (after have received the advice of the Company's financial advisor or any successor thereto), to be more favorable to the Company stockholders than the terms of the Merger and after having taken into account the reasonable likelihood of such party's ability to consummate the transaction; PROVIDED, HOWEVER, that any such proposal or offer shall not be deemed to be a "Superior Proposal" if any financing required to consummate the transaction contemplated by such proposal or offer is not committed and is not likely, in the reasonable judgment of the Company Board (after having received the advice of the Company's financial advisor or any successor thereto), to be obtained by such third party on a timely basis.

    (d) Nothing contained in this Agreement shall prohibit (i) the Company or the Company Board from taking and disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or
(ii) the Company board from modifying or withdrawing its recommendation that the stockholders of the Company approve this Agreement if the Company board determines, after receiving the advice of the Company's outside counsel, that the Company board's fiduciary duties under Maryland law require it to do so.

    Section 5.8. EMPLOYEE MATTERS. Immediately prior to the Closing, the Company shall terminate all employees of the Company and its Subsidiaries, including the Transition Personnel. All severance amounts payable to all such terminated Employees shall be paid on the Closing Date.

                                   ARTICLE 6
                      COVENANTS OF PARENT AND ACQUISITION

    Section 6.1. CONFIDENTIALITY. Each of Parent and Acquisition acknowledges that the information being provided to it by or on behalf of the Company is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. The Confidentiality Agreement will terminate with respect to information relating to the Company effective as of, and only as of, the Closing.

    Section 6.2. NO ADDITIONAL REPRESENTATIONS. Each of Parent and Acquisition acknowledges that neither the Company nor any other person has made any representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding the Company except as expressly set forth in this Agreement or the schedules hereto, and neither the Company nor any other person will have or be subject to any liability or indemnification obligation to Parent or Acquisition or any other person resulting from the distribution to Parent or Acquisition, or Parent's or Acquisition's use of, any such information, including any information contained in the Confidential Information Memorandum dated September 1999, and any information, document, or material made available to Parent or Acquisition in certain "data rooms," management presentations or in any other form in anticipation of the transactions contemplated by this Agreement.

    Section 6.3.  INDEMNITY; INSURANCE.

    (a) INDEMNIFICATION. The Articles of Incorporation and By-laws of the Surviving Company shall contain provisions with respect to indemnification and exculpation from liability that are at least as favorable to the Company's present and former officers, directors, employees and agents as are set forth in the Company's Articles of Incorporation and By-laws on the date of this Agreement, which provisions shall not be amended, repeated or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who on or prior to the Effective Time were officers, directors, employees or agents of the Company or any Subsidiary unless such modification is required by law.

    (b) INSURANCE. Effective as of the Effective Time, Parent shall purchase and maintain or cause the Surviving Company to purchase and maintain, for a period of six (6) years following the Closing, non-cancellable policies of directors' and officers' liability insurance covering each person who was a director or officer of the Company at any time prior to the Closing with respect to claims arising from facts or events that occurred at or prior to the Closing and providing at least the same coverage and amounts and containing terms that are no less advantageous to the insured parties as those in effect immediately prior to the Closing for officers and directors of Company.

    (c) INTENDED THIRD-PARTY BENEFICIARIES. The provisions of this Section 6.3 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Individual and each party entitled to insurance coverage under
Section 6.3(b), respectively, and his or her heirs and legal representatives, and shall be in addition to any other rights an Indemnified Individual may have under the Articles of Incorporation or bylaws of the Surviving Company or any of its Subsidiaries, under Applicable Law or otherwise.

                                   ARTICLE 7
                                MUTUAL COVENANTS

    Section 7.1. PUBLICITY. Each of the Company, Parent and Acquisition agrees that, from the date of this Agreement through the Effective Time, no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of each other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by Applicable Law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow each other party reasonable time to comment on such release or announcement in advance of such issuance.

    Section 7.2. ANTITRUST NOTIFICATION. The Company and Parent have independently concluded that no filings by any party hereto are required pursuant to the HSR Act with respect to the transactions contemplated by this Agreement.

    Section 7.3. REASONABLE EFFORTS; ADDITIONAL AGREEMENTS. Subject to the terms and conditions provided herein, each of the parties hereto agrees to use commercially reasonable efforts to take or cause to be taken all actions and to do or cause to be done all things reasonably necessary, proper or advisable under Applicable Laws to consummate and make effective the transactions contemplated by this Agreement, including executing any additional agreements, instruments or other documents necessary to consummate the transactions contemplated hereby. In case, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper trustees, officers and directors of each party to this Agreement, as applicable, shall use their commercially reasonable efforts to take all such action. Each of the parties hereto agrees to cooperate and use its commercially reasonable efforts to vigorously contest and resist any action, suit, proceeding at law or in equity, including any administrative or judicial action, suit or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that restricts, prevents or prohibits consummation of the transactions contemplated by this Agreement, including, without limitation, by vigorously pursuing all available avenues of administrative and judicial appeal.

    Section 7.4. NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to Parent, and Parent and Acquisition shall give prompt notice to the Company, of (i) the occurrence, or failure to occur, of any event, which occurrence or failure to occur would likely cause any representation or warranty contained in this Agreement to be untrue in any material respect at any time from date of this Agreement to the Closing Date and (ii) any failure of the Company, Parent or Acquisition, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder: PROVIDED, HOWEVER, that the delivery of any notice pursuant to this
Section 7.4 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice. Each of the Company and Parent shall give prompt notice to the other party of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

    Section 7.5 BENEFIT PLANS; COBRA. The Company shall terminate all benefit plans listed on Schedule 3.13(a) before the Closing Date. After the Effective Time, Parent shall or shall cause the Surviving Company to offer to persons who are employed by the Company or any Subsidiary before the Effective Time and eligible to participate in the health insurance plans maintained by the Company or any Subsidiary immediately prior to the Effective Time, if their employment by the Company is terminated in connection with the Merger, participation in the Surviving Company's health insurance plan in accordance with the provisions of the Consolidated Omnibus Budget Reconciliation Act ("COBRA"). Following the Effective Date, such former employees shall have the right to continue their coverage under the provisions of COBRA for up to a total of eighteen (18) months.

                                   ARTICLE 8
                         TERMINATION; AMENDMENT; WAIVER

    Section 8.1. TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated hereby by the stockholders of the Company:

    (a) MUTUAL CONSENT. By mutual written consent of the Company, Parent and Acquisition;

    (b) INJUNCTION OR DELAY. By the Company, Parent or Acquisition if (i) any federal, state or foreign governmental authority or other agency or commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any order, decree or ruling which remains in effect, and which has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated by this Agreement and such order, decree, ruling or other action is or shall have become nonappealable or (ii) the Closing has not occurred on or before the 120th day after the date of this Agreement (the "Outside Closing Date"); provided that, in the event of a Qualifying Casualty or Condemnation, the Outside Closing Date shall be extended, as necessary, to ensure that Parent and Acquisition have at least thirty-five (35) days following receipt of notice of a Qualifying Casualty or Condemnation in which to elect to terminate this Agreement; provided, further no party may terminate this Agreement pursuant to this clause (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been the reason that the Closing shall not have occurred on or before the Outside Closing Date;

    (c) BREACH BY PARENT OR ACQUISITION. By the Company if (i) there shall have been a material breach of any representation or warranty on the part of Parent or Acquisition set forth in this Agreement or if any representation or warranty of Parent or Acquisition shall have become untrue in any material respect, and such breach shall not have been cured or such representation or warranty shall not have been made true within 15 business days after notice by the Company thereof, provided that the Company shall not have breached in any material respect any of its obligations hereunder; (ii) there shall have been a breach by Parent or Acquisition of any of its respective covenants or agreements hereunder having a Parent Material Adverse Effect, and Parent or Acquisition has not cured such breach within 15 business days after notice by the Company thereof, provided that the Company shall not have breached in any material respect any of its obligations hereunder;

    (d) BREACH BY THE COMPANY. By Parent or Acquisition, if (i) there shall have been a material breach of any representation or warranty on the part of the Company as set forth in this Agreement or if any representation or warranty of the Company shall have become untrue in any material respect, and such breach shall not have been cured or such representation or warranty shall not have been made true within 15 business days after notice by Parent or Acquisition thereof, provided that neither Parent or Acquisition shall have breached in any material respect any of its obligations hereunder; (ii) there shall have been a breach by the Company of any of its covenants or agreements hereunder having a Company Material Adverse Effect, and the Company has not cured such breach within 15 business days after notice by Parent and Acquisition thereof, provided that neither Parent nor Acquisition shall have breached in any material respect any of its obligations hereunder; or

    (e) COMPETING TRANSACTION; CHANGE OF RECOMMENDATION. By Parent or Acquisition, if (i) the Company board shall withdraw, modify or change the Recommendation in a manner adverse to Parent or shall have resolved to do any of the foregoing; or (ii) the Company board shall have recommended to the Company stockholders, or agreed to enter into, a Competing Transaction.

    (f) CASUALTY OR CONDEMNATION. By Parent or Acquisition (which shall have thirty-five (35) days from the date of receipt of written notice of such casualty or condemnation to elect to terminate), if

(i) any or all of the Properties is damaged or destroyed by casualty and the cost to repair such damage or destruction (as reasonably estimated by the Company and Parent) would exceed $3,000,000 in the event of an insured loss or $2,000,000 in the event of an uninsured loss, or (ii) all or any material portion of the Properties (taken as a whole), or any material interest therein, is taken pursuant to the power of eminent domain, or any proceedings with respect thereto are instituted or threatened (each of the circumstances described in clauses (i) and (ii) being a "Qualifying Casualty or Condemnation").

    Section 8.2. CONFIDENTIAL INFORMATION. In the event of termination by any party pursuant to Section 8.1, written notice thereof shall forthwith be given to the other parties and the transactions contemplated by this Agreement shall be terminated, without further action by any party. If the transactions contemplated by this Agreement are terminated as provided herein:

    (a) RETURN OF MATERIALS. Parent and Acquisition shall return and cause to be returned all documents and copies and other material received from or on behalf of the Company relating to the business of the Company or any Subsidiary or to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the Company; and

    (b) SURVIVAL OF CONFIDENTIALITY AGREEMENT. All confidential information received by Parent or Acquisition with respect to the businesses of the Company or any Subsidiary shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement.

    Section 8.3. EFFECTS OF TERMINATION. If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to Section 8.1, this Agreement shall become void and of no further force and effect, except for the provisions of (a) Section 6.1 relating to the obligations of Parent and Acquisition to keep confidential certain information and data obtained by it,
(b) Section 6.2 relating to the acknowledgment by each of Parent and Acquisition that no additional representations were made by or on behalf of the Company other than those set forth in this Agreement, (c) Section 7.1 relating to publicity, (d) Section 9.1 relating to expenses generally, (e) Section 9.2 relating to attorneys' fees and expenses, (f) Section 9.5 relating to notices,
(g) Section 9.12 relating to exclusive jurisdiction and (h) this Article 8. Nothing in this Article 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

    Section 8.4.  LIQUIDATED DAMAGES.

    (a) (i) If this Agreement is terminated by Parent or Acquisition pursuant to:

           (A) Section 8.1(d); or

           (B) clauses (i) or (ii) of Section 8.1(e); or

        (ii) If this Agreement is terminated by the Company, Parent or Acquisition pursuant to Section 8.1(b); provided, that (i) neither Parent nor Acquisition shall be in material breach of any of their representations or obligations and shall not have been the cause of any injunction leading to such termination or (ii) the failure by either Parent or Acquisition to fulfill its obligations under this Agreement shall not have been the reason that the Closing shall not have occurred on or before the Outside Closing Date; in any such case, the Company shall pay to Parent, within five business days after notice of such termination is received by the Company from Parent or Acquisition, in immediately available funds, liquidated damages in an amount equal to $1,900,000, plus reasonable expenses actually incurred by Parent and/or Acquisition (in an amount not to exceed $125,000).

    (b) If this Agreement is terminated by the Company pursuant to Section 8.1(c) and the transactions contemplated hereby are abandoned, Parent shall pay to the Company, within five business days after notice of such termination is received by Parent and Acquisition from the Company, in immediately available funds, liquidated damages in an amount in cash equal to $2,025,000.

                                   ARTICLE 9
                                 MISCELLANEOUS

    Section 9.1. EXPENSES. Whether or not the transactions contemplated hereby are consummated, and except as otherwise provided in Section 8.4, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

    Section 9.2. ATTORNEYS' FEES. Should any arbitration or litigation be commenced concerning this Agreement or the rights and duties of any party with respect to it, the party prevailing shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for such party's attorneys' fees and expenses determined by the court in such arbitration or litigation or in a separate action brought for that purpose.

    Section 9.3. ASSIGNMENT. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by Parent, Acquisition or the Company (including by operation of Applicable Law in connection with a merger, or sale of substantially all the assets, of Parent or the Company) without the prior written consent of the other parties hereto (except that nothing herein shall be construed as obligating (i) Parent to obtain the consent of Acquisition or (ii) Acquisition to obtain the consent of Parent to any of the transactions described in the immediately prior parenthetical); provided, however, that no assignment shall limit or affect the assignor's obligations hereunder.

    Section 9.4.  NO THIRD-PARTY BENEFICIARIES.  Except as set forth in Section
6.3 and Article 9, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

    Section 9.5. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent prepaid telecopy, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed given when so delivered by hand or telecopied, or if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), as follows:

        (i) if to Parent, Acquisition or, after the Effective Time, the Surviving Company,

                                        Mission Orchard Statutory Trust
                                        c/o First Union National Bank, as
                                        trustee
                                        10 State House Square
                                        Hartford, CT 06103
                                        Telecopier No.: (860) 247-1356
                                        Attention: W. Jeffrey Kramer
                                        with a copy to:
                                        Bingham Dana LLP
                                        One State Street
                                        Hartford, CT 06103
                                        Telecopier No: (860) 240-2800
                                        Attention: James Scantling
                                        if to Acquisition:
                                        PGP Acquisition, Inc.
                                        c/o Shearman & Sterling
                                        555 California Street, Suite 2000
                                        San Francisco, CA 94104
                                        Telecopier No: (415) 616-1199
                                        Attention: Peter Lyons

        (ii) if to the Company, prior to the Closing,

                                        Pacific Gateway Properties, Inc.
                                        930 Montgomery Street
                                        Suite 400
                                        San Francisco, CA 94133
                                        Attention: Raymond V. Marino
                                        Telecopier No: (415) 398-4841
                                        with a copy to:
                                        Gibson, Dunn & Crutcher LLP
                                        One Montgomery Street
                                        San Francisco, CA 94104
                                        Attention: Fred L. Pillon
                                        Telecopier No.: (415) 374-8432
                                        and
                                        Gibson, Dunn & Crutcher LLP
                                        1050 Connecticut Ave., N.W.
                                        Washington, DC 20036
                                        Attention: Stephanie Tsacoumis
                                        Telecopier No.: (202) 530-9613

    Section 9.6. REPRESENTATIONS AND WARRANTIES NOT TO SURVIVE. Each representation and warranty in this Agreement or in the exhibits, schedules or certificates delivered pursuant to this Agreement shall terminate and expire as of, and shall not survive, the Closing.

    Section 9.7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

    Section 9.8. ENTIRE AGREEMENT. This Agreement and the Confidentiality Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

    Section 9.9. SEVERABILITY. If any term or provision specified herein is held by a court of competent jurisdiction to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such term or provision to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, and the remainder of the terms and provisions herein shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

    Section 9.10. AMENDMENT. This Agreement may be amended by action taken by the Company, Parent and Acquisition at any time only by an instrument in writing signed on behalf of each of the parties hereto.

    Section 9.11. EXTENSION; WAIVER. At any time prior to the Closing, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate or writing delivered pursuant hereto or (c) waive compliance by any other party with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

    Section 9.12. EXCLUSIVE JURISDICTION OF CALIFORNIA COURTS. Parent, Acquisition and the Company irrevocably submit to the exclusive jurisdiction of the state courts of the State of California and the United States Federal District Court located in San Francisco California, for purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Parent, Acquisition and the Company agree to commence any action, suit or proceeding relating hereto in such courts. Parent, Acquisition and the Company further agree that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in
Section 9.5 above shall be effective service of process for any action, suit or proceeding in the State of California with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Parent, Acquisition and the Company irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any such court and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

    Section 9.13.  INTERPRETATION OF THIS AGREEMENT.

    (a) CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals, the Schedules and the Exhibits) and not to any particular provision of this Agreement. Article, section, exhibit, schedule, recital and preamble references in this Agreement are to those portions of this Agreement unless otherwise specified.

    (b) KNOWLEDGE. Whenever any representation or warranty of the Company contained in this Agreement or in any certificate or other document delivered in connection with this Agreement is qualified to the "Knowledge" of the Company, such qualification shall mean the actual (not constructive or imputed) personal knowledge, of (A) the officers and directors of the Company and its Subsidiaries and the management company which, in each case, is responsible for overseeing any portion of the Properties and (B) the on-site project managers at the South Bay Property, the Walnut Creek Property and the West Valley Property (as defined in Schedule 3.9(a)(1)) (collectively, the "Knowledge Group"); (ii) shall in no case mean or refer to the actual or constructive knowledge of any other employee, partner, member, officer, director, agent, trustee or member, partner, representative or employee of a partner, member, officer, director, agent or other representative of the Company or of its Subsidiaries or their affiliates or any investment advisor, attorney, independent accountant, contractor or representative of Company or any of its Subsidiaries or their affiliates (together with the

Knowledge Group, the "Company Representatives"); and (iii) shall in no event or circumstance impose upon the Company or any of the Company Representatives any duty or obligation to verify, inquire or make any independent inquiry or investigation of any such representation, warranty or statement, or to otherwise investigate the facts or circumstances relating or otherwise pertinent thereto, other than to review their files. Parent and Acquisition further acknowledge and agree that none of the Company Representatives shall be personally liable, or otherwise have any personal liability, under or in connection with this Agreement, including without limitation, in connection with any of the representations, warranties or statements made in connection with, or pursuant to, this Agreement.

    (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within such State.

    (d) HEADINGS, EXHIBITS AND SCHEDULES. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the Table of Contents to this Agreement, are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any matter disclosed in one Schedule hereto shall be deemed incorporated by reference into each other Schedule hereto and disclosed in each such Schedule to the extent that the relevancy of such matter to each such other Schedule is apparent from the disclosure included on the Schedule.

    (e) REPRESENTATION BY COUNSEL; INTERPRETATION. The Company, Parent and Acquisition each acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the Company, Parent and Acquisition.

    Section 9.14. TRUSTEE EXCULPATION. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Parent by First Union National Bank ("First Union"), not in its individual capacity but solely as trustee under the Trust Agreement (Mission Orchard Statutory Trust) dated as of June 1, 2000 between First Union and the Beneficiary named therein (the "Trust Agreement"), in the exercise of the powers and authority conferred and vested in it as the trustee thereunder, and that each of the representations, warranties, undertakings and agreements herein made on the part of Parent is made solely as a representation, warranty, undertaking or agreement of Parent and not as a personal representation, warranty, undertaking or agreement of First Union and is made solely for the purpose of binding the trust estate created by the Trust Agreement (the "Trust Estate") and all persons having any claim by reason of any such representation, warranty, undertaking or agreement shall look only to the Trust Estate for payment or satisfaction thereof.

    IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be duly executed as of the date first written above.

                                        PACIFIC GATEWAY PROPERTIES, INC.,
                                        a Maryland corporation
                                        By: /s/ Raymond V. Marino
--------------------------------------------------------------------------------
                                           Name: Raymond V. Marino
                                           Title: President and Chief Executive
                                        Officer
                                        MISSION ORCHARD STATUTORY TRUST,
                                        a Connecticut statutory trust
                                        By: First Union National Bank, not in
                                        its
                                           individual capacity, but solely as
                                        trustee
                                        By: /s/ W. Jeffrey Kramer
--------------------------------------------------------------------------------
                                           Name: W. Jeffrey Kramer
                                           Title: Vice President
                                        PGP ACQUISITION, INC.
                                        a Maryland corporation
                                        By: /s/ Howard B. Teig
--------------------------------------------------------------------------------
                                           Name: Howard B. Teig
                                           Title: Chief Financial Officer

                                    ANNEX II
                    SECTION 3-202 OF THE GENERAL CORPORATION
                          LAW OF THE STATE OF MARYLAND

    Section 3-202. Right to fair value of stock

(a) General rule.--Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if:

        (1) The corporation consolidates or merges with another corporation;

        (2) The stockholder's stock is to be acquired in a share exchange;

        (3) The corporation transfers its assets in a manner requiring action under Section 3-105 (e) of this title;

        (4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation; or

        (5) The transaction is governed by Section 3-602 of this title or exempted by Section 3-603 (b) of this title.

(b) Basis of fair value.--

        (1) Fair value is determined as of the close of business:

           (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived under Section 3-106; or

           (ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

        (2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

        (3) In any transaction governed by Section 3-602 of this title or exempted by Section 3-603(b) of this title, fair value shall be value determined in accordance with the requirements of Section 3-603(b) of this title.

(c) When right to fair value does not apply.--Unless the transaction is governed by Section 3-602 of this title or is exempted by Section 3-603(b) of this title, a stockholder may not demand the fair value of his stock and is bound by the terms of the transaction if:

        (1) The stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.:

           (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the date notice is given or waived under Section 3-106; or

           (ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

        (2) The stock is that of the successor in a merger, unless:

           (i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

           (ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor; or

        (3) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

                                   ANNEX III
                 OPINION OF PRUDENTIAL SECURITIES INCORPORATED

June 13, 2000

The Board of Directors
Pacific Gateway Properties, Inc.
930 Montgomery Street
Suite 400
San Francisco, CA 94133

Members of the Board of Directors:

    We understand that Mission Orchard Statutory Trust ("Mission Orchard"), a wholly owned subsidiary of Mission Orchard ("Merger Sub"), and Pacific Gateway Properties, Inc. (the "Company"), propose to enter into an Agreement and Plan of Merger (the "Agreement"). Pursuant to the Agreement, Merger Sub shall merge with and into the Company and the Company shall be the surviving corporation (the "Merger"). In the Merger, each share of the Company's common stock, par value $1.00 per share ("Company Common Stock"), outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $12.60 in cash (the "Per Share Merger Consideration"), subject to possible increase as set forth in Section 1.11 of the Agreement. Additionally, each share of the Company's Series 1 Convertible Preferred Stock, par value $1.00 per share (the "Company Preferred Stock"), outstanding immediately prior to the effective time of the Merger will be converted into the right to receive the Per Share Merger Consideration.

    You have requested our opinion as to the fairness from a financial point of view of the Per Share Merger Consideration to the holders of Company Common Stock.

    In conducting our analysis and arriving at the opinion expressed herein, we have reviewed such materials and considered such financial and other factors as we deemed relevant under the circumstances, including:

 (i) a draft, dated June 12, 2000, of the Agreement;

 (ii) certain publicly-available historical financial and operating data for the Company, including, but not limited to, (a) the Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal years ended December 31, 1999 and 1998 and (b) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000;

(iii) certain information relating to the Company, including projected balance sheets, income statements and statements of cash flows for the fiscal years ending December 31, 2000 and 2001, prepared by management of the Company;

 (iv) historical stock market prices and trading volumes for Company Common
      Stock;

 (v) publicly available financial, operating and stock market data concerning certain companies engaged in businesses we deemed reasonably similar to that of the Company;

 (vi) the financial terms of certain recent transactions we deemed relevant to our inquiry; and

(vii) such other financial studies, analyses and investigations that we deemed appropriate.

    We have assumed, with your consent, that the draft of the Agreement that we reviewed (and referred to above) will conform in all material respects to that document when in final form.

    We have met with senior management of the Company to discuss (i) the prospects for the Company's business, (ii) their estimate of such business' future financial performance and (iii) such other matters that we deemed relevant.

                                     III-1

    In connection with our review and analysis and in arriving at our opinion, we have relied upon the accuracy and completeness of the financial and other information that is publicly available or was provided to us by the Company and we have not undertaken any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company. With respect to certain financial forecasts provided to us by senior management of the Company, we have assumed that such information represents senior management's best currently available estimate as to the future financial performance of the Company. Further, our opinion is necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof and we assume no responsibility to update or revise our opinion based upon events or circumstances occurring after the date hereof.

    Our opinion does not address nor should it be construed to address the relative merits of the Merger or alternative business strategies that may be available to the Company.

    As you know, we have been retained by the Company to render this opinion and provide other financial advisory services in connection with the Merger and will receive an advisory fee for such services, part of which fee is contingent upon the consummation of the Merger. In the ordinary course of business we may actively trade the shares of Company Common Stock for our own account and for the accounts of customers and, accordingly, we may at any time hold a long or short position in such securities.

    This letter and the opinion expressed herein are for the use of the board of directors of the Company. This opinion may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner, without our prior written consent; except that the Company may include this opinion in its entirety in any proxy statement relating to the Merger sent to the Company's stockholders.

    Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Per Share Merger Consideration is fair to the holders of the Company Common Stock from a financial point of view.

                               Very truly yours,
                     /s/ Prudential Securities Incorporated
                       Prudential Securities Incorporated

                                     III-2

                                 DETACH HERE

                                    PROXY

                       PACIFIC GATEWAY PROPERTIES, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                       SPECIAL MEETING OF STOCKHOLDERS
                               AUGUST 24, 2000

The undersigned, revoking all other prior proxies heretofore given, hereby constitutes and appoints Raymond V. Marino and Stephen J. LoPresti, or any of them, each with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $1.00 per share (the "Common Stock"), and all shares of Series 1 Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of Pacific Gateway Properties, Inc. (the "Company") owned by the undersigned at the Special Meeting to be held on August 24, 2000 and any adjournments or postponements thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN IN THIS PROXY. IF NOT OTHERWISE DIRECTED HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEM 1 (APPROVAL OF MERGER) AND FOR ITEM 2 (AMENDMENT OF ARTICLES OF INCORPORATION). IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING, AND WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING, PROXIES WILL BE VOTED ON SUCH MATTERS AS THE PROXY NAMED HEREIN, IN HIS SOLE DISCRETION, MAY DETERMINE.

SEE REVERSE            PLEASE MARK, SIGN, DATE AND MAIL             SEE REVERSE
   SIDE               PROMPTLY IN THE ENCLOSED ENVELOPE                SIDE

                                DETACH HERE

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1 AND ITEM 2 TO BE VOTED UPON AT THE MEETING:

1.  To approve and adopt the merger of Pacific Gateway          FOR     AGAINST     ABSTAIN
    Properties, Inc. with PGP Acquisition, Inc. pursuant        / /       / /         / /
    to the Agreement and Plan of Merger, dated as of
    June 15, 2000, among Pacific Gateway Properties,
    Inc., PGP Acquisition, Inc. and Mission Orchard
    Statutory Trust, under which PGP Acquisition would be
    merged with and into Pacific Gateway Properties, Inc.
    and Pacific Gateway would survive as a wholly-owned
    subsidiary of Mission Orchard.

2.  To amend the Articles of Incorporation of Pacific           FOR     AGAINST     ABSTAIN
    Gateway Properties, Inc. to authorize the board of          / /       / /         / /
    directors to waive, in connection with the Merger,
    the prohibition on transfers of capital stock that
    would result in beneficial ownership of capital
    stock of Pacific Gateway by fewer than 100 persons.

                                      NOTE: Please sign exactly as name appears hereon. PLEASE MANUALLY DATE THIS CARD. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:______________ Date: ________ Signature:______________ Date: ________